UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

enGene Therapeutics Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENGENE THERAPEUTICS INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF ENGENE THERAPEUTICS INC.
AND
 PROXY STATEMENT
 FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
 TO BE HELD ON JUNE 9, 2026
 May 8, 2026

If you have questions regarding the Meeting or
require assistance with voting,
you may contact Broadridge as follows:

Email: Proxy.request@broadridge.com

North America Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

ENGENE THERAPEUTICS INC.
4868 Rue Levy, Suite 220
Saint-Laurent, QC
Canada H4R 2P1

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of the shareholders of enGene Therapeutics Inc. (formerly known as enGene Holdings Inc.) (the “Company” or “enGene”) will be held on June 9, 2026 at 8:30 a.m. (Eastern time). The Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ENGN2026.  You will not be able to attend the Meeting in person.

At the Meeting, shareholders will act on the following matters:

1.	to receive and consider the audited financial statements of the Company for the year ended October 31, 2025, together with the auditor’s report thereon;

2.
to elect four director nominees to serve as directors until the 2029 annual meeting of shareholders or until their successors are elected and qualified, subject to their earlier resignation or removal;

3.	to appoint KPMG LLP, Montreal, Canada (“KPMG”), as the Company’s auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor; and

4.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

enGene will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location. Registered shareholders and duly appointed proxyholders can attend the Meeting online at www.virtualshareholdermeeting.com/ENGN2026 where they can participate, vote, or submit questions during the Meeting’s live webcast.

You are entitled to receive notice of and vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on April 28, 2026 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder on the Record Date or if you hold a valid proxy to vote at the Meeting. If you plan to attend the virtual Meeting, log in at www.virtualshareholdermeeting.com/ENGN2026. Shareholders will need their unique 16-digit control number which appears on the notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and accompanying proxy materials and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy card or voting instruction card and returning it in the enclosed envelope, or you may vote by telephone at 1-800-474-7493 (English) or 1-800-474-7501 (French), or via the Internet at www.proxyvote.com or by scanning the QR Code to access the website. You will need your 16-digit control number located on the form of proxy/voting instruction form.

For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers - How You Can Vote” and to the instructions on your proxy or voting instruction card. If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.  In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (the “Original Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on February 19, 2026 (the “Amendment No. 1”, and together with the Original Form 10-K, the “Annual Report”), which are available on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca.  The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.

DATED this 8th day of May 2026.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Ronald H. W. Cooper
Ronald H. W. Cooper
Chief Executive Officer, President and Director

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Shareholders to be Held on June 9, 2026.

This proxy statement, the Annual Report and the accompanying form of proxy or voting instruction card are first being provided to shareholders beginning on or about May 8, 2026. Unless the context otherwise requires, references to the “Company”, “enGene”, “we” and “our” refer to enGene Therapeutics Inc.

i

QUESTIONS AND ANSWERS

All amounts are in United States dollars (“$” or “US$”), unless otherwise stated. Canadian dollars are presented as “C$”, where indicated.

Proxy Materials

What is the format of the Meeting?

The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We believe hosting a virtual annual meeting will enable shareholders to attend and participate fully and equally and improve our ability to effectively communicate and engage with our shareholders. A summary of the information shareholders will need to attend the Meeting online is provided below.

Why am I receiving these materials?

Our board of directors (the “Board”) is making these proxy materials available by mailing paper copies to you in connection with our Meeting to be held on June 9, 2026. You may also view the proxy materials online at https://materials.proxyvote.com/29286X.  As a shareholder, you are invited to attend the virtual Meeting to be held via live webcast at www.virtualshareholdermeeting.com/ENGN2026 and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the Company’s management. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. Please return your voting instructions as specified in the request for voting instructions.

There are two kinds of non-registered, or beneficial, shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners).

In accordance with Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to not send the proxy materials directly to NOBOs and will pay for intermediaries to deliver the proxy materials to OBOs.

What is included in the proxy materials?

The proxy materials include:

•	our notice of meeting;

•	our proxy statement for the Meeting, including any schedules thereto;

•	a proxy or voting instruction card;

•	a financial statement request form; and

•	our Annual Report.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and named executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

Email: Proxy.request@broadridge.com
North America Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

A set of the materials will be sent promptly following receipt of your request.

If you are a registered shareholder and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, Continental Stock Transfer & Trust Company (“Continental”) at:

Continental Stock Transfer & Trust Company
 1 State Street 30th Floor
 New York, NY 10004
 1-800-450-7155 (Canada or the United States)
 +1-857-999-9155 (International toll free)

If you are a beneficial shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

enGene Therapeutics Inc.
Attn: Corporate Secretary
4868 Rue Levy, Suite 220,
Saint-Laurent, QC
 Canada H4R 2P1

We will not transmit proxy materials using notice-and-access, as such term is defined in NI 54-101.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

If you have any questions regarding the Meeting or require assistance with voting, you may contact Broadridge at the email address and telephone numbers listed above.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•
the election of four members of the Board to each hold office for a three-year term expiring on the annual general meeting to be held in 2029, or until their successors are elected and qualified, subject to earlier resignation or removal;

•
the appointment of KPMG LLP (“KPMG”), chartered professional accountants, as auditors for the Company for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditor; and

•	to transact such other business as may properly come before the Meeting.

What are my voting choices?

You may vote: (1) “FOR” or “WITHHOLD” for the election of any or all nominees for election as directors;  and (2) “FOR” or “WITHHOLD” for the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares: (1) “FOR” each of its nominees for election to the Board; and (2) “FOR” the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, a quorum must be present, consisting of at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33 1∕3% of the shares entitled to vote at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast (described under “Proposal 1 - Election of Directors”). You are not entitled to cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

The following chart describes the proposals to be considered at the Meeting, the voting options, the votes required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Board Recommendation	Required Vote	Impact of Abstentions or Broker Non-Votes
1. Election of Four Directors to Each Hold Office For a Three-Year Term Expiring on the 2029 Annual Meeting of Shareholders	“For”; “Withhold”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect. Abstentions and broker non-votes will not be counted for or against the proposal and will therefore have no effect.

2. Appointment of Auditors	“For”; “Withhold”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)
Abstentions will not be counted for or against the proposal and will therefore have no effect.  This item is considered a ‘routine’ matter and therefore brokers may vote without specific instruction on this matter.

What happens if additional items are presented at the Meeting?

We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Data Analysis and Retrieval+ (“SEDAR+”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.engene.com. Our website and the information contained therein are not a part of this proxy statement and are specifically not incorporated herein by reference, unless otherwise stated.

How You Can Vote

What shares can I vote?

You are entitled to one vote for each Common Share that you owned at the close of business on April 28, 2026, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the registered shareholder and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 45 registered shareholders holding 1,300,463 of the 66,989,466 common shares of the Company, no par value (the “Common Shares”) that were outstanding, and the remaining 65,689,003 outstanding Common Shares were held through Cede & Co.

Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for such shareholder and on such shareholder’s behalf at the Meeting other than the persons designated in the enclosed form of proxy. See “Appointment of a Third Party as Proxy” below.

What is the difference between holding shares as a registered shareholder and as a beneficial shareholder?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held directly and those owned beneficially.

Registered Shareholder

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the registered holder of the shares. As the registered shareholder, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by mail, telephone or internet.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. Since a beneficial owner is not the registered shareholder, you may not vote your shares at the Meeting, or any adjournment or postponement thereof, unless you appoint yourself or obtain a legal proxy from the registered holder of the shares giving you the right to do so. See “Appointment of a Third Party as Proxy” below.

How can I vote at the Meeting?

Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below under the heading “How do I attend and participate at the Meeting?”.

You may vote shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

How can I vote without attending the Meeting?

Whether you hold your shares as a registered shareholder or as a beneficial shareholder, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a registered shareholder, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxyholders to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Registered Shareholder: Shares Registered in Your Name. If you are a registered shareholder, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card or scan the QR Code to access the website. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 8:30 a.m. Eastern time on June 5, 2026 to be counted.

•
You may vote by telephone. To vote by telephone, dial 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 8:30 a.m. Eastern time on June 5, 2026 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail using the proxy card, you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than 8:30 a.m. Eastern time on June 5, 2026. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•	You may vote at the Meeting. To vote at the meeting, follow the instructions at www.proxyvote.com (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held directly by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

A record holder who executes a proxy may revoke it before or at the Meeting by: (i) entering a new vote by internet or telephone; (ii) attending the Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Corporate Secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to enGene Therapeutics Inc. 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1., Attention: Corporate Secretary. If your Common Shares are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy. For how to attend and vote at the meeting as a beneficial holder, see “Appointment of a Third Party as Proxy” below.

How do I attend and participate at the Meeting?

The Meeting will be held “virtually” through a live audio webcast on Tuesday, June 9, 2026, at 8:30 a.m. Eastern time. There will be no physical meeting location. The meeting will only be conducted via an audio webcast.

Access to the Audio Webcast of the Meeting

The live audio webcast of the Meeting will begin promptly at 8:30 a.m. Eastern time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage our shareholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Meeting at www.virtualshareholdermeeting.com/ENGN2026.

Log in Instructions

To participate in the virtual Meeting, log in at www.virtualshareholdermeeting.com/ENGN2026. Shareholders will need their unique 16-digit control number which appears on the notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.

Submitting Questions at the Virtual Meeting

As part of the Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Meeting, visit www.virtualshareholdermeeting.com/ENGN2026, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Meeting will be published following the meeting on the Company’s website at www.engene.com under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance

Beginning fifteen minutes prior to the start of and during the virtual Meeting, we will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual Meeting.

If you encounter any difficulties accessing the virtual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Meeting log-in page.

Voting shares prior to and at the virtual Meeting

Shareholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Meeting or at www.virtualshareholdermeeting.com/ENGN2026 during the virtual Meeting.

Following the Meeting, a recording of the audio webcast of the Meeting will be made available for listening on the Company’s website at www.engene.com/investors and will remain available until the filing of the Company’s proxy statement for its 2027 shareholder meeting.

How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting; provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. As of the date hereof, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal 1 (Election of Directors) is a non-routine matter, while Proposal 2 (Appointment of Auditors) may be considered a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal 2.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. If you do not return your voting instruction card on a timely basis, your broker may in its discretion vote your brokerage shares on matters deemed ‘routine’, which includes Proposal 2 (Appointment of Auditors).  Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal.

Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to any of the proposals.

Will shares that I own as a registered shareholder be voted if I do not timely return my proxy card?

Shares that you own as a registered shareholder will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxyholder attends the online Meeting and any adjournment or postponement thereof and votes as described above under the heading “How can I vote at the Meeting?”.

When is the deadline to vote?

If you hold shares as a registered shareholder, your vote by proxy must be received before 8:30 a.m. Eastern time on June 5, 2026, or 48-hours prior to the Meeting date or any adjournment thereof (excluding Saturdays, Sundays or holidays).

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

If you are a registered shareholder, you may change your vote by: (i) providing a written notice of revocation to our Corporate Secretary at the address set out below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” provided that such notice is received by 8:30 a.m. Eastern time on June 5, 2026; (ii) by attending the online Meeting and voting; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies.

If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.

Appointment of a Third Party as Proxy

The following applies to shareholders who wish to appoint someone as their proxyholder other than the persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.

Any shareholder who wishes to appoint themselves or such other person (other than the named proxyholders) as proxy must do so online at www.proxyvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the meeting more easily. If you do not designate the Appointee Information when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxyholders) who has been appointed to access and vote at the meeting on your behalf, that other person will not be able to access the meeting and vote on your behalf.

You must provide your Appointee the exact name and eight-character appointee identification number to access the Meeting. Appointees can only be validated at the Meeting using the exact name and eight-character appointee identification you enter.

If you do not create an eight-character appointee identification number, your appointee will not be able to access the virtual meeting.

Attending the Meeting

Who can attend the Meeting?

You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of enGene at the close of business on April 28, 2026, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting.

The Meeting will begin promptly at 8:30 a.m. (Eastern time). Please allow ample time to check into the Meeting online and complete the related procedure.

Shareholder Proposals

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Exchange Act and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than 5:00 p.m. (Eastern time) on January 8, 2027, and must be submitted in writing to our Corporate Secretary at enGene Therapeutics Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates?

Shareholders who wish to (1) submit director nominees for election to the Board at an annual or special meeting or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”. Any such notice also must include the information required by the articles of the Company (the “Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about enGene Therapeutics Inc.?”) and must be updated and supplemented as provided in the Articles.  Additionally, the nominating and corporate governance committee will consider director candidates recommended by shareholders.

Written notice of director nominees must be received, in the case of an annual meeting (including an annual and special meeting), not later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice must be made not later than the close of business on the 10th day following the date of such first public announcement. See “Advance Notice Policy” under “Proposal 1 – Election of Directors” in this proxy statement.

In addition to satisfying the foregoing requirements under the Articles with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting of shareholders in accordance with Exchange Act Rule 14a-19 must provide notice in accordance with the Articles, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

How may I present other business for consideration at a meeting?

Shareholders who wish to present other items of business directly at next year’s annual meeting must give written notice of their intention to do so to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about enGene Therapeutics Inc.?”) and must be provided by the deadline as provided in the Articles and updated and supplemented as provided in the Articles.

Obtaining Additional Information

How may I obtain financial and other information about enGene Therapeutics Inc.?

Our consolidated financial statements are included in our 2025 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. In Canada, additional information relating to the Company, including financial information provided in the Company’s annual financial statements and related management discussion and analysis for the year ended October 31, 2025, is available on SEDAR+ at www.sedarplus.ca under the Company’s profile.

We also will furnish a copy of our 2025 Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”

By writing to us, shareholders also may obtain, without charge, a copy of the Articles, corporate governance guidelines, code of conduct and Board standing committee charters.

What if I have questions on the Meeting or need assistance with voting my Common Shares?

If you have any questions regarding the Meeting or require assistance with voting, you may contact Broadridge at:

Email: Proxy.request@broadridge.com
North American Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

What if I have questions for the Company’s transfer agent?

If you are a registered shareholder and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Continental Stock Transfer & Trust Company
 1 State Street 30th Floor
 New York, NY 10004
 1-800-450-7155 (Canada or the United States)
 +1-857-999-9155 (International toll free)

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

enGene Therapeutics Inc.
Attn: Corporate Secretary
4868 Rue Levy, Suite 220,
Saint-Laurent, QC
 Canada H4R 2P1

SHARE OWNERSHIP

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s Common Shares as of April 24, 2026 regarding the beneficial ownership of our Common Shares for:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Shares;

•	each director (including those nominated for election at the Meeting) and each of the Company’s named executive officers; and

•	all executive officers and directors of the Company as a group.

As of April 24, 2026, 66,989,466 Common Shares were issued and outstanding. Unless otherwise indicated, we believe that all persons named in the below table have sole voting and investment power with respect to all Common Shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of Common Shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In determining beneficial ownership percentages, we deem shares that a person will have the right to acquire within 60 days following April 24, 2026, if any, to be outstanding and to be beneficially owned by the person with such right to acquire additional Common Shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership), but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each person named below is 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Voting Power
enGene greater than 5% holders
Forbion Growth (1)	9,201,434	13.2%
Perceptive Advisors LLC and affiliates (2)	6,770,605	9.9%
Lumira Ventures III, L.P. and affiliates (3)	4,181,853	6.2%
Forbion Capital Fund III Coöperatief U.A. (4)	3,369,275	5.0%
Venrock Healthcare Capital Partners III, L.P. and affiliates (5)	4,771,414	7.1%
Deep Track Biotechnology Master Fund, Ltd. and affiliates (6)	4,317,332	6.4%
Cormorant Asset Management, LP (7)	4,000,000	5.9%
Invus and affiliates (8)	4,513,228	6.7%

enGene directors and named executive officers
Philip Astley-Sparke (9)	20,000	* %
Gerald Brunk (3)(10)	4,224,353	6.2%
Dr. Richard Glickman (11)	132,936	* %
Dr. William Grossman	-	-%
Paul Hastings (12)	49,166	* %
Michael Heffernan	-	-%
Wouter Joustra (13)	49,166	* %
Lota Zoth (14)	69,166	* %
Ronald H.W. Cooper (15)	959,041	1.4%
Dr. Hussein Sweiti	-	-%
Ryan Daws (16)	256,666	* %
enGene directors and executive officers as a group (18 persons) (17)	7,341,044	10.5%
* Less than 1%.

(1)
Pursuant to a Schedule 13D/A filed with the SEC on November 1, 2024, Forbion Growth Sponsor FEAC I B.V., or FEAC Sponsor, is the record holder of 3,765,932 Common Shares. Forbion Growth Opportunities Fund I Cooperatief U.A. (“FGOF”) is the record holder of 3,032,430 Common Shares. Also includes warrants held by FEAC Sponsor that may be exercised to acquire 1,736,406 Common Shares, and warrants held by FGOF that may be exercised to acquire 666,666 Common Shares. FGOF wholly owns the FEAC Sponsor and therefore the FEAC Sponsor and FGOF have shared voting and investment power over the enGene Common Shares held by the FEAC Sponsor. Forbion Growth Management B.V. (“Forbion Management”) is the sole director of FGOF and therefore shares voting and investment power (i) with FGOF over the enGene Common Shares that will be held by FGOF and (ii) with FGOF and, indirectly, the FEAC Sponsor, over the enGene Common Shares that will be held by the FEAC Sponsor. Forbion Management exercises voting and investment power through its investment committee (the “Investment Committee”) consisting of Sander Slootweg, Martien van Osch, Geert-Jan Mulder, Vincent van Houten, Dirk Kersten, Nanna Lüneborg, Wouter Joustra and Jasper Bos. None of the members of the Investment Committee has individual voting and investment power with respect to the FEAC Shares, and each such member disclaims beneficial ownership of the FEAC Shares except to the extent of his or her proportionate pecuniary interest therein. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra, who are directors of the FEAC Sponsor, have voting and investment discretion with respect to the enGene Common Shares owned by the FEAC Sponsor and may be deemed to have indirect shared beneficial ownership of the enGene Common Shares owned by the FEAC Sponsor. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra each disclaim beneficial ownership over the enGene Common Shares except to the extent of their pecuniary interest therein. FGOF, FEAC Sponsor, Forbion Management and such members of the Investment Committee each disclaims any affiliation with Forbion III and its directors, officers or other affiliates. The business address of the above-named Forbion persons is c/o Forbion, Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(2)
Pursuant to a Schedule 13G filed with the SEC on November 18, 2025, by Perceptive Advisors LLC and its affiliates, Perceptive Life Sciences Master Fund, Ltd. (the “Perceptive Master Fund”) and Joseph Edelman (collectively, the “Perceptive Reporting Persons”), consists of (i) 5,869,076 Common Shares and (ii) 2,735,295 pre-funded warrants immediately exercisable for Common Shares at an exercise price of $0.0001 per share (the “Pre-Funded Warrants”), subject to the Beneficial Ownership Limitation (as defined below) held by the Perceptive Master Fund. The Pre-Funded Warrants may not be exercised if, after such exercise, the Perceptive Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, more than 9.99% of the Common Shares of the Company then issued and outstanding (the “Beneficial Ownership Limitation”).  As of the date of the Schedule 13G, the Perceptive Reporting Persons reported that the Beneficial Ownership Limitation permits the Perceptive Reporting Persons to exercise Pre-Funded Warrants for an aggregate of not more than 901,529 Common Shares and that, in providing the beneficial ownership information set forth therein, the Perceptive Reporting Persons assumed that the aggregate remaining Pre-Funded Warrants held by the Perceptive Reporting Persons were not exercisable due to the Beneficial Ownership Limitation. Perceptive Advisors LLC serves as the investment manager to the Perceptive Master Fund. Mr. Edelman is the managing member of Perceptive Advisors LLC. The address of the principal business office of aforementioned entities and individual is 51 Astor Place, 10th Floor, New York, NY 10003.

(3)
Pursuant to a Schedule 13D/A filed with the SEC on February 21, 2024, consists of 1,341,790 Common Shares held by Lumira Ventures III, L.P. (“Lumira III”), 44,647 Common Shares held by Lumira Ventures III (International), L.P. (“Lumira III Int’l”), 993,651 Common Shares held by Lumira Ventures IV, L.P. (“Lumira IV”), 238,851 Common Shares held by Lumira Ventures IV (International), L.P. (“Lumira IV Int’l”), 1,077,386 Common Shares held by Merck Lumira Biosciences Fund, L.P. (“Merck-Lumira”), and 152,974 Common Shares held by Merck Lumira Biosciences Fund (Québec), L.P. (“Merck-Lumira B” and, together with Lumira III, Lumira III Int’l, Lumira IV, Lumira IV Int’l, and Merck-Lumira, the “Lumira entities”). The number of enGene Warrants reported includes warrants held by Lumira III that may be exercised to acquire 114,945 Common Shares, warrants held by Lumira III Int’l that may be exercised to acquire 3,825 Common Shares, warrants held by Lumira IV that may be exercised to acquire 38,301 Common Shares, warrants held by Lumira IV Int’l that may be exercised to acquire 9,207 Common Shares, warrants held by Merck-Lumira that may be exercised to acquire 145,603 Common Shares, and warrants held by Merck-Lumira B that may be exercised to acquire 20,673 Common Shares. Lumira III and Lumira III Int’l are controlled by their general partner, Lumira Ventures III GP, L.P., and managed by Lumira Capital Investment Management Inc. (“Lumira Mgmt”). Lumira Ventures III GP, L.P. is controlled by its general partners, Lumira III GP Inc. and Lumira III GP Holdings Co. Lumira IV and Lumira IV Int’l are controlled by their general partner, Lumira IV GP 2020 Inc., and managed by Lumira Mgmt. Merck-Lumira and Merck-Lumira B are controlled by their general partner, Lumira Capital GP, L.P., and managed by Lumira Mgmt. Lumira Capital GP, L.P. is controlled by its general partners, Lumira GP Inc. and Lumira GP Holdings Co. Mr. Brunk is an executive officer of each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Mgmt. Each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co., Lumira Mgmt and Mr. Brunk may be deemed to beneficially own the securities held by the respective Lumira entities, but each disclaims beneficial ownership except to the extent of their respective pecuniary interests therein, if any. The business address of the Lumira entities is 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

(4)
Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2024, consists of 2,894,199 Common Shares and warrants that may be exercised to acquire 475,076 Common Shares. Forbion III Management B.V. (“Forbion III”) is the director of Forbion Capital Fund III Coöperatief U.A. (“Forbion III COOP”) with voting and investment power over the shares held by Forbion III COOP. Such voting and investment power are exercised by Forbion III through its investment committee, consisting of H. A. Slootweg, M. A. van Osch, G. J. Mulder, H.N. Reithinger, Dr. M. Boorsma and S. J. H. van Deventer. None of the members of the investment committee have individual voting and investment power with respect to such shares, and the members of the investment committee, including Dr. Boorsma, who is a former director of enGene Inc., disclaim beneficial ownership of such shares except to the extent of their proportionate pecuniary interests therein. Forbion III COOP disclaims any affiliation with FEAC, FEAC Sponsor, or any of FEAC’s or FEAC Sponsor’s direct or indirect directors, officers or other affiliates. The business address of Forbion III COOP and Forbion III is Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(5)
Pursuant to a Schedule 13G/A filed with the SEC on February 17, 2026 by Venrock Healthcare Capital Partners III, L.P. and its affiliates, consists of (i) 1,052,538 shares held by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”); (ii) 105,269 shares held by VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”); and (iii) 3,613,607 shares held by Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”). VHCP Management III, LLC (“VHCP Management III”) is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG, LLC (“VHCP Management EG”) is the general partner of VHCP EG. Messrs. Nimish Shah and Bong Koh are the voting members of VHCP Management III and VHCP Management EG. The address of the principal business office of aforementioned entities and individuals is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(6)
Pursuant to a Schedule 13G filed with the SEC on November 18, 2025 by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd., and David Kroin, as the control person for Deep Track Capital, LP. Deep Track Capital, LP is the investment manager of Deep Track Biotechnology Master Fund, Ltd. The business address of Deep Track Capital, LP is 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830; the business address of Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands, and the business address of Mr. Kroin is c/o Deep Track Capital, LP, 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830.

(7)
Pursuant to a Schedule 13G filed with the SEC on February 17, 2026 by Cormorant Asset Management, LP (“Cormorant”), and the investment adviser to certain funds (the “Cormorant Funds”), with respect to the shares directly held by the Cormorant Funds and (ii) Bihua Chen with respect to the shares directly held by the Cormorant Funds.  The Cormorant Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares.  Cormorant Global Healthcare Master Fund, LP, a Cormorant Fund, has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of more than 5% of the shares.  The business address of Cormorant and Ms. Chen is 200 Clarendon Street 52nd Floor, Boston, Massachusetts 02116.

(8)
Pursuant to a Schedule 13G/A filed with the SEC on May 5, 2026 by Invus Public Equities, L.P. (“Invus Public Equities”); Invus Public Equities Advisors, LLC (“Invus PE Advisors”); Invus Global Management, LLC (“Global Management”); Siren, L.L.C. (“Siren”); Avicenna Life Sci Master Fund LP (“Avicenna Fund”); Avicenna Life Sci Master GP LLC (“Avicenna GP”); Ulys, L.L.C. (“Ulys”); and Mr. Raymond Debbane.  As of the March 31, 2026 reporting date, Invus Public Equities directly held 4,513,228 shares and Avicenna Fund directly held 739,931 shares. Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the shares directly held by Invus Public Equities. Global Management, as the managing member of Invus PE Advisors, controls Invus PE Advisors and, accordingly, may be deemed to beneficially own the shares that Invus PE Advisors may be deemed to beneficially own. Siren, as the managing member of Global Management, controls Global Management and, accordingly, may be deemed to beneficially own the shares that Global Management may be deemed to beneficially own. Avicenna GP, as the general partner of Avicenna Fund, controls Avicenna Fund and, accordingly, may be deemed to beneficially own the shares directly held by Avicenna Fund. Ulys, as the managing member of Avicenna GP, controls Avicenna GP and, accordingly, may be deemed to beneficially own the shares that Avicenna GP may be deemed to beneficially own. Mr. Raymond Debbane, as the managing member of Siren and Ulys, controls Siren and Ulys and, accordingly, may be deemed to beneficially own the shares that Siren and Ulys may be deemed to beneficially own.  The business address of each of the reporting persons is 750 Lexington Avenue, 30th Floor, New York, NY 10022.

(9)	Includes 20,000 Common Shares held by Mr. Astley-Sparke.

(10)	Includes 42,500 Common Shares underlying stock options exercisable by Mr. Brunk within 60 days of April 24, 2026.

(11)	Includes 24,675 Common Shares held by Dr. Glickman and 108,261 Common Shares underlying stock options exercisable by Dr. Glickman within 60 days of April 24, 2026.

(12)	Includes 49,166 Common Shares underlying stock options exercisable by Mr. Hastings within 60 days of April 24, 2026.

(13)	Includes 49,166 Common Shares underlying stock options exercisable by Mr. Joustra within 60 days of April 24, 2026.

(14)	Includes 69,166 Common Shares underlying stock options exercisable by Ms. Zoth within 60 days of April 24, 2026.

(15)	Includes 10,000 Common Shares held by Mr. Cooper and 949,041 Common Shares underlying stock options exercisable by Mr. Cooper within 60 days of April 24, 2026.

(16)	Includes 256,666 Common Shares underlying stock options exercisable by Mr. Daws within 60 days of April 24, 2026.

(17)	Includes directors and current executive officers as of April 24, 2026.

GOVERNANCE

General

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board and our executive officers as well as all of our employees. The Board has three standing committees: audit, compensation, and nominating and corporate governance.  Each of our standing committees assists our Board in carrying out its responsibilities and operates under a written committee charter adopted by our Board.

Our corporate governance guidelines, audit, compensation, and nominating and corporate governance committee charters and Code of Conduct are posted on our website at www.engene.com. We intend to post on our website any amendments or waivers to our Code of Conduct requiring disclosure under applicable SEC or Nasdaq Capital Market (“Nasdaq”) rules. Paper copies of these documents, as well as our constating documents (including our Articles), may be obtained upon request by writing to: enGene Therapeutics Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1, Attention: Corporate Secretary.

The Board believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 - Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101. enGene recognizes that good corporate governance plays an important role in its overall success and in enhancing shareholder value and, accordingly, enGene has adopted certain corporate governance policies and practices which reflect its consideration of the recommended Corporate Governance Guidelines.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted and maintain our insider trading policy (“Insider Trading Policy”) which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Our Insider Trading Policy was filed as Exhibit 19 to the Annual Report on Form 10-K filed with the SEC on December 22, 2025. Our Insider Trading Policy governs the purchase, sale and/or other disposition of our securities and applies to all directors, officers, and employees of enGene and its subsidiaries as well as consultants that we may designate from time to time. Pursuant to the Company’s Insider Trading Policy, every Company insider is prohibited from speculative or indirect trading in Company securities - such as short sales, trading in puts, calls or options - or similar rights or obligations to buy or sell Company securities, or the purchase of Company securities with the intention of quickly reselling them. In addition, Company insiders may not buy Company securities on margin, and are prohibited from purchasing financial instruments designed to hedge or offset a decrease in the market value of Company securities. Insiders are strongly discouraged from using Company securities as collateral for loans or in margin accounts. In addition, our policy prohibits Company insiders from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit or to make recommendations or express opinions to another person regarding trading our securities. In addition, we maintain a quarterly black-out window and will impose special blackout periods during which applicable individuals may not trade.

Company insiders are permitted to enter into trading plans that are intended to comply with the requirements of Exchange Act Rule 10b5-1 and comparable Canadian securities law requirements so they may make predetermined trades of our securities.

Whistleblower Policy

enGene’s audit committee has adopted a Whistleblower Policy, which establishes procedures for confidential, anonymous submissions by employees, representatives and associates of the Company regarding accounting practices, auditing matters and any known or suspected violations of any Anti-Corruption Policy or other corporate policies that may be in place from time to time. The policy establishes and describes procedures governing the receipt, retention, investigation and treatment of complaints, encourages concerned parties to report suspected wrongdoing or misconduct in a timely way and protects employees who make good faith reports from retaliation.

Board of Directors

Board Composition

Our Board currently consists of nine (9) directors: (i) Ronald H.W. Cooper, the Chief Executive Officer and President of enGene, (ii) Philip Astley-Sparke, (iii) Gerald Brunk, (iv) Dr. Richard Glickman, (v) Dr. William Grossman, (vi) Paul Hastings, (vii) Michael Heffernan, (viii) Wouter Joustra and (ix) Lota Zoth.  Under the BCBCA, a director may be removed with or without cause by a resolution passed by a special majority of the votes cast by shareholders present in person or by proxy at a meeting and who are entitled to vote.

The following table sets forth, as of May 8, 2026, certain information regarding our directors who are responsible for overseeing the management of our business.

Name	Age	Position	Committees of the Board	Expiry of Director Term
Philip Astley-Sparke	54	Director	Audit; NCG	2026 AGM
Ronald H.W. Cooper	63	Chief Executive Officer, President and Director	-	2026 AGM
Dr. William Grossman	56	Director	R&D (chair)	2026 AGM
Michael Heffernan	61	Director	Audit; Comp.	2026 AGM
Paul Hastings	66	Director	Comp.; NCG	2027 AGM
Wouter Joustra	37	Director	Comp.	2027 AGM
Lota S. Zoth	66	Director	Audit (chair); NCG	2027 AGM
Gerald Brunk	57	Director	Comp. (chair); R&D	2028 AGM
Dr. Richard Glickman	68	Chairman; Director	NCG (chair); R&D	2028 AGM

Key: Audit = Audit Committee; Comp. = Compensation Committee; NCG = Nominating and Corporate Governance Committee; R&D = Research and Development Committee.

Staggered Board Provisions

Under the Articles, for the purposes of facilitating staggered terms of the directors on the Board, certain staggered board provisions apply. For a description of the staggered board provisions and the terms of the directors, see “Proposal 1 – Election of Directors – Staggered Board Provisions”.

Mandate of the Board of Directors

The Board is responsible for the stewardship of the Company and providing oversight as to the management of enGene and its affairs, including providing guidance and strategic oversight to management. The Board has adopted a formal Mandate that includes the following:

•	appointing enGene’s Chief Executive Officer;

•
developing the corporate goals and objectives that enGene’s Chief Executive Officer is responsible for meeting and reviewing the performance of enGene’s Chief Executive Officer against such corporate goals and objectives;

•
taking steps to satisfy itself as to the integrity of enGene’s Chief Executive Officer and other executive officers and that enGene’s Chief Executive Officer and other executive officers create a culture of integrity throughout the organization;

•	reviewing and approving enGene’s Code of Conduct (as defined herein) and reviewing and monitoring compliance with the Code of Conduct and enGene’s enterprise risk management processes;

•
adopting a strategic planning process to establish objectives and goals for enGene’s business and reviewing, approving, and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals; and

•	reviewing and approving material transactions not in the ordinary course of business.

A copy of the Board’s Mandate is attached hereto as Schedule A.

Meetings of Directors

The Board may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine. The independent members of the Board meet, as required, without the non-independent directors and members of management before or after each regularly scheduled Board meeting.

A director who has a material interest in a matter before the Board or any committee on which they serve is required to disclose such interest as soon as the director becomes aware of it. In situations where a director has a material interest in a matter to be considered by the Board or any committee on which they serve, such director may be required to absent themselves from the meeting while discussions and voting with respect to the matter are taking place. Directors will also be required to comply with the relevant provisions of the BCBCA regarding conflicts of interest.

The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the Company’s activities, however, the Board generally meets at least quarterly, and at each meeting there is a review of enGene’s business. The Board facilitates its exercise of independent supervision over the Company’s management by holding regular meetings of the Board where the directors discuss significant corporate activities and plans, both with and without members of the Company’s management being in attendance.

Board Leadership

Our Board Mandate, attached hereto as Schedule A, provides that at the appropriate time, and from time to time, the Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in the Mandate. The Company has determined the Chair should be an independent director, however where this is not appropriate, an independent director will be appointed to act as Lead Director. Dr. Richard Glickman, an independent director, has served as Chair of the Board since May 14, 2024.

We have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

Our chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the Board’s various standing committees that address risks inherent in their respective areas of oversight. Specifically, the audit committee of the Board is responsible for overseeing the management of risks associated with the Company’s financial reporting, accounting, and auditing matters, and the compensation committee of the Board oversees the management of risks associated with the Company’s compensation policies and programs.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if that person is independent within the meaning of National Instrument 52-110 — Audit Committees (“NI 52-110”). Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect relationship which could, in the view of the Board, be reasonably expected to interfere with a director’s independent judgment.

Based on its evaluation of the existing directors and each of the director nominees, the Board has determined that:

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each of Gerald Brunk, Richard Glickman, Paul Hastings, Wouter Joustra, and Lota Zoth, and, if reelected to the Board at the Meeting, Philip Astley-Sparke, William Grossman and Michael Heffernan, meet the applicable independence standards established by Nasdaq and the SEC and that they are each “independent” within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”); and

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each of Gerald Brunk, Richard Glickman, Paul Hastings and Lota Zoth, and, if reelected to the Board at the Meeting, Philip Astley-Sparke, William Grossman and Michael Heffernan, is independent under the heightened independence standards of NI 52-110, the SEC and Nasdaq rules for audit committee independence.

The independent directors of enGene’s Board of Directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.

The following directors and director nominees of the Company are also directors of other reporting issuers as set out below:

Name of Director	Name of Reporting Issuer	Name of Exchange Listed On
Dr. Richard Glickman	Eupraxia Pharmaceuticals Inc.	TSX; Nasdaq
Philip Astley-Sparke	Replimune Group, Inc.	Nasdaq
Ronald H.W. Cooper	C4 Therapeutics, Inc.	Nasdaq
Paul Hastings	Nkarta, Inc.	Nasdaq
Michael Heffernan	Biohaven Ltd. Trevi Therapeutics, Inc. Avalo Therapeutics, Inc.	NYSE Nasdaq Nasdaq
Wouter Joustra	NewAmsterdam Pharma N.V. Vor Biopharma Inc.	Nasdaq Nasdaq
Lota Zoth	Inovio Pharmaceuticals, Inc.	Nasdaq

Gerald Brunk and Dr. William Grossman do not currently serve on the board of directors of any other reporting issuers.

Ronald H.W. Cooper is not an independent director as he is an executive officer of the Company.

Director Attendance at Board Meetings

During the fiscal year ended October 31, 2025, our Board held five regularly scheduled meetings.  No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2025, other than Mr. Astley-Sparke who was unable to attend one of the two Board meetings that occurred during fiscal 2025 while he was a director. While we do not have a formal policy on director attendance at annual meetings, directors are expected to attend our annual meeting of shareholders.

Position Descriptions

The Board has not developed independent written position descriptions for the CEO, the Chair of the Board and the chairs of each of the committees of the Board. Given the size of the Company, the Board does not feel that it is necessary at this time to formalize such position descriptions. Guidance is generally provided through reference to industry norms, past practice and relying upon the provisions of the constating documents of the Company and the statutory and common law. The CEO is principally responsible for overseeing the operations and affairs of the Company, including strategic organizational and financial management, business development, regulatory compliance and clinical development. The Chair of the Board, or Lead Director, is principally responsible for overseeing the operations and affairs of the Board. Dr. Richard Glickman, an independent director, has served as Chair of the Board since May 14, 2024.  With respect to the chairs of each of the committees of the Board, it is currently the Board’s view that the general mandates of committees on which such directors may sit are sufficient to delineate the role and responsibilities of the chair of each committee. The chair of each Board committee is required to ensure the committee meets regularly and performs the duties as set forth in the committee mandate and reports to the Board on the activities of the committee.  In the interim, the Board provides leadership to its independent directors by fostering open communication among the independent directors, management and the non-independent directors.

Orientation and Continuing Education

The nominating and corporate governance committee may implement an orientation process for directors that includes background material on the Company’s policies and procedures and meetings with senior management. The Company may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

Code of Business Conduct and Ethics

enGene has established a Code of Conduct applicable to all of enGene’s directors, officers and employees, including its Chief Executive Officer, Chief Financial Officer, controller or principal accounting officer, or other persons performing similar functions, which will be a “code of ethics” as defined in Item 406(b) of Regulation S-K promulgated by the SEC and which will be a “code” under NI 58-101. The Code of Conduct sets out the fundamental values and standards of behavior that are expected from enGene’s directors, officers, employees, consultants and contractors with respect to all aspects of its business. The objective of the Code of Conduct is to provide written standards designed to promote integrity and deter wrongdoing.

The full text of the Code of Conduct is posted on enGene’s website at www.engene.com. The written Code of Conduct is filed with the Canadian securities regulatory authorities on SEDAR+ at www.sedarplus.ca. If enGene makes any amendment to the Code of Conduct or grants any waivers, including any implicit waiver, from a provision of the code of ethics included within the Code of Conduct, enGene will disclose the nature of such amendment or waiver on its website to the extent required by the rules and regulations of the SEC and the CSA. enGene intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of its Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting such information on enGene’s internet website.

Monitoring Compliance with the Code of Conduct

enGene’s nominating and corporate governance committee is responsible for reviewing and evaluating the Code of Conduct at least annually and recommending any necessary or appropriate changes to its Board for consideration. Additionally, the nominating and corporate governance committee assists the Board with the monitoring of compliance with the Code of Conduct, and will be responsible for considering any waivers of the Code of Conduct (other than waivers applicable to members of the nominating and corporate governance committee, which shall be considered by the audit committee, or waivers applicable to enGene’s directors or executive officers, which shall be subject to review by its Board as a whole).

Assessments

The nominating and corporate governance committee is mandated to undertake assessments of the overall performance and effectiveness of the Board and each standing committee of the Board and report on such assessments to the Board. The purpose of the assessments is to ensure the continued effectiveness of the Board in discharging its duties and responsibilities and the effective operation of the governance framework and to contribute to a process of continuing improvement.

For further information, see director nominee considerations under heading “Board Committees.”

Compensation

The CEO’s compensation is determined by the compensation committee with input from the Board (excluding the CEO). The compensation committee, in making its decision regarding the CEO’s compensation, reviews and considers the Company’s corporate goals and objectives as well as performance.

For further information, see the heading “Executive Compensation.”

Board Committees

The Board is responsible for the stewardship of the Company and has adopted the Board Mandate setting out the Board’s responsibilities with respect to the stewardship and oversight of the Company and providing for the establishment of standing committees of the Board.  The standing committees of the Board consist of the audit committee, the compensation committee, the nominating and corporate governance committee and the research and development committee. The Board may from time to time establish other committees. The mandates of these committees are set out in their respective charters.

The Board shall review and assess, or may delegate to the nominating and corporate governance committee to review and assess, the adequacy of the Board and committee mandates and recommend any proposed changes to the Board for consideration.

Audit Committee

Under SEC and the Nasdaq rules, there are heightened independence standards for members of the audit committee.  enGene has established an audit committee comprised of independent directors as required by such applicable SEC rules and regulations, Nasdaq rules and NI 52-110. At least one member of the audit committee will qualify as an “audit committee financial expert”, as such term is defined by the rules and regulations established by the SEC, and all members of the audit committee are “financially literate”, as such term is defined in NI 52-110 (except as may be permitted by NI 52-110). The principal purpose of enGene’s audit committee is to assist the Board in its oversight of:

•	the quality and integrity of enGene’s financial statements and related information;

•	the independence, qualifications, appointment and performance of enGene’s external auditor;

•	enGene’s disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;

•	enGene’s compliance with applicable legal and regulatory requirements; and

•	enGene’s enterprise risk management processes.

The Board has established a written charter setting forth the purpose, composition, authority and responsibility of its audit committee, consistent with the rules of the Nasdaq, the SEC and NI 52-110.

enGene’s audit committee has access to all of its books, records, facilities and personnel and may request any information about enGene as it may deem appropriate. It also has the authority in its sole discretion and at enGene’s expense, to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities.

The audit committee currently consists of Lota Zoth, Chair, Philip Astley-Sparke and Michael Heffernan. The Board has determined that Ms. Zoth qualifies as an audit committee financial expert. The audit committee held seven meetings in fiscal year 2025. A description of the education and experience of each audit committee member that is relevant to the performance of their responsibilities as an audit committee member may be found in this proxy statement under the heading “Election of Directors - Director Biographies.” The audit committee charter can be found on the Company’s website at www.engene.com.

Compensation Committee

Under SEC and the Nasdaq rules, there are heightened independence standards for members of the compensation committee. enGene’s compensation committee members meet this heightened standard and are also independent for purposes of NI 58-101. The functions of the compensation committee include:

•	reviewing and making recommendations with respect to compensation policy and programs and determining and recommending option grants under enGene’s incentive stock plan;

•	reviewing and recommending to the Board the manner in which executive compensation should be tied to corporate goals and objectives;

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reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all other executive officers;

•	reviewing and making recommendations to the Board regarding incentive compensation plans and equity-based plans;

•	authority to oversee enGene’s non-executive incentive compensation plans and equity-based plans, including the discharge of any duties imposed on the compensation committee by any of those plans; and

•	reviewing director compensation for service on the Board and board committees at least once a year and to recommending any changes to its Board.

The Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s compensation committee consistent with the rules of the Nasdaq, the SEC and the guidance of the CSA.

The compensation committee currently consists of Gerald Brunk, Chair, Paul Hastings, Michael Heffernan and Wouter Joustra. Each of the members of the compensation committee is familiar with designing and reviewing executive compensation packages through his roles within those companies described under the heading “Election of Directors- Director Biographies.” The compensation committee held five meetings in fiscal year 2025. The compensation committee charter can be found on the Company’s website at www.engene.com.

The Board is satisfied that the composition of the compensation committee ensures an objective process for determining compensation.

Nominating and Corporate Governance Committee

The members of the nominating and governance committee are independent for purposes of NI 58-101.

The Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s nominating and corporate governance committee. The nominating and corporate governance committee’s purpose is to assist the Board in:

•	identifying individuals qualified to become members of the Board;

•	selecting or recommending that the Board select director nominees for the next annual meeting of shareholders and determining the composition of the Board and its committees;

•	developing and overseeing a process to assess the Board, the Chair of the Board, the committees of the Board, the chairs of the committees, individual directors and management; and

•	developing and implementing enGene’s corporate governance guidelines.

In identifying new candidates for the Board, the nominating and corporate governance committee will consider what competencies and skills its Board, as a whole, should possess and assess what competencies and skills each existing director possesses, considering the Board as a group, and the personality and other qualities of each director, as these may ultimately determine the boardroom dynamic.

It is the responsibility of the nominating and corporate governance committee to regularly evaluate the overall efficiency of the Board and its Chair and all Board committees and their chairs. As part of its Mandate, the nominating and corporate governance committee will conduct the process for the assessment of the Board, each committee and each director regarding their or its effectiveness and contribution, and report evaluation results to its Board on a regular basis.

The nominating and corporate governance committee currently consists of Richard Glickman, Chair, Philip Astley-Sparke, Paul Hastings and Lota Zoth. The nominating and corporate governance committee held four meetings in fiscal year 2025. The nominating and corporate governance committee charter can be found on the Company’s website at www.engene.com.

Research and Development Committee

enGene’s Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s research and development committee. The research and development committee’s purpose is to assist the Board by:

•	reviewing and providing advice for enGene’s research and development programs;

•	providing input and advice on enGene’s preclinical studies, clinical trials and clinical development;

•	reviewing and advising the Board regarding the strategic direction of enGene’s research and development activities, including long-term objectives;

•	monitoring significant emerging trends and issues in relevant science and technology and considering their potential impact on the Company’s research and development programs; and

•	providing advice to management and the Board on the allocation, deployment, and utilization of resources in support of enGene’s research and development activities.

The research and development committee currently consists of William Grossman (Chair), Gerald Brunk and Richard Glickman. The research and development committee held one meeting in fiscal year 2025. The research and development committee charter can be found on the Company’s website at www.engene.com.

Other Board Committees

The Board may amend the Board committee structure and authorize and appoint other committees as it considers appropriate, including ad hoc committees for special purposes.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted director term limits or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the nominating and corporate governance committee of the Board has developed a skills and competencies matrix for enGene’s Board as a whole and for individual directors. The nominating and corporate governance committee has developed and oversees a process for the assessment of the Board, each committee and each director regarding their or its effectiveness and contribution, and reports evaluation results to the Board on a regular basis.

Diversity

enGene does not have a formal policy nor measurable objectives (such as a target) regarding board diversity or for the representation of women on their Board, management team or executive officers. enGene expects that its priority in the selection of enGene’s Board members will be to identify members who will further the interests of its shareholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, and knowledge of enGene’s business and understanding of the competitive landscape. In accordance with NI 58-101, enGene’s nominating and corporate governance committee and management team are expected to take gender and other diversity representation into consideration as part of their overall recruitment and selection process.

enGene expects to facilitate the representation of women on its Board and in executive officer positions by ensuring that diversity considerations are taken into account in senior management, monitoring the level of female representation on the Board and in senior management positions, continuing to broaden recruiting efforts to attract and interview qualified female candidates, and committing to retention and training to ensure that enGene’s most talented employees are promoted from within the organization.

Currently, one of the nine members (11%) of the Board and three of our executive officers (30%) are women.

Communications with the Board

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, enGene Therapeutics Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of 10% or more of our Common Shares (collectively, “reporting persons”), are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our Common Shares. Based solely on our review of copies of reports filed pursuant to Section 16(a), or written representations from reporting persons, we believe that during the fiscal year ended October 31, 2025, all Section 16(a) filing requirements applicable to the reporting persons were timely met, with the exception of one late Form 4 filing by Matthew Boyd caused by a delay in obtaining his EDGAR filer codes.

PROPOSALS TO BE VOTED ON

Proposals 1 and 2 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” each of the nominees in Proposal 1 and “FOR” Proposal 2.

PROPOSAL 1 - ELECTION OF DIRECTORS

Number of Directors

The Board has set the number of directors at nine, of which four are being put forward as nominees for election as directors at the Meeting, as further described herein.

Director Nominees

The nominating and corporate governance committee has recommended, and our Board has nominated, the following four current directors for re-election for a three-year term (the “Director Nominees”):

•	Philip Astley-Sparke;
•	Ronald H.W. Cooper;
•	Dr. William Grossman; and
•	Michael Heffernan.

Properly executed proxies will be voted for the Director Nominees unless other instructions are specified. In no event may the proxies be voted for more than four nominees.

The Board determined that Messrs. Astley-Sparke and Heffernan and Dr. Grossman satisfy the requirements to be considered an independent director under applicable Nasdaq rules and pursuant to NI 52-110. Ronald H.W. Cooper is not an independent director as he is an executive officer of the Company.

Biographical information regarding each director nominee and their qualifications to serve as a director are set forth below. Unless otherwise indicated, each director has held their principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Other than as disclosed herein, none of the proposed nominees for election as a director of the Company are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and senior officers of the Company acting solely in such capacity. See “Share Ownership” above.

Philip Astley-Sparke, Director Nominee

Philip Astley-Sparke has served as a member of the Board since July 8, 2025.  Mr. Astley-Sparke is a co-founder of Replimune Group, Inc. (Nasdaq: REPL), a member of its board of directors since 2015 and has served as its Executive Chairman since April 2024. Previously, Mr. Astley-Sparke served as Replimune Group, Inc.’s Chief Executive Officer from January 2020 to April 2024 and its Executive Chairman from its formation in 2015 to January 2020. From 2016 until June 2021, Mr. Astley-Sparke served as Chairman of uniQure N.V., a Nasdaq-listed gene therapy company. From 2013 to 2015, Mr. Astley-Sparke served as uniQure N.V.’s President of U.S. operations, where he established its U.S. infrastructure. Mr. Astley-Sparke served as Vice President and General Manager at Amgen, Inc. until December 2011, following Amgen Inc.’s acquisition of BioVex Group, Inc. in March 2011. Mr. Astley-Sparke was previously President and Chief Executive Officer of BioVex Group, Inc. Prior to BioVex Group, Inc., Mr. Astley-Sparke was a healthcare investment banker at Chase H&Q and qualified as a Chartered Accountant with Arthur Andersen LLP. Mr. Astley-Sparke has been a Venture Partner at Forbion Capital Partners, a venture capital fund, since May 2012.  Since 2025, Mr. Astley-Sparke has served as Chairman of Synox Therapeutics Ltd., and he previously served as Chairman of the board of directors of Oxyrane Limited, a biotechnology company, from 2012 to 2020. Mr. Astley-Sparke served on the board of Forbion European Acquisition Corp. from 2021 until the completion of the business combination of enGene Therapeutics Inc. in October 2023. Mr. Astley-Sparke received a B.Sc. in Cellular and Molecular Pathology from Bristol University. The Board believes Mr. Astley-Sparke is qualified to serve as a director due to his extensive experience in the life science industry and his extensive financial and leadership experience.

Ronald H.W. Cooper, Chief Executive Officer, President and Director Nominee

Ronald H.W. Cooper has served as Chief Executive Officer and as a director of enGene since July 22, 2024 and as President since October 21, 2024. Prior to joining enGene, Mr. Cooper most recently served as the President and Chief Executive Officer and as a member of the board of directors of Albireo Pharma, Inc., a position he held from November 2016 until that company’s acquisition by Ipsen in March 2023. He also previously served as president and chief executive officer of Albireo Limited from July 2015 until November 2016 and as a director of Albireo Limited from September 2015 until Albireo Limited was dissolved in August 2021. Earlier in his career, Mr. Cooper spent nearly 30 years at Bristol-Myers Squibb (“BMS”) in roles of increasing responsibility in sales, marketing and general management, most recently serving as President, Europe. While at BMS, he played a leadership role in several successful product launches. Mr. Cooper currently serves as the Chairman of the board of directors of C4 Therapeutics, Inc. (Nasdaq: CCCC). He previously served as a member of the board of directors of Generation Bio Co. (Nasdaq: GBIO) from March 2021 to February 2026. He is a graduate of St. Francis Xavier University. The Company’s Board believes Mr. Cooper is qualified to serve as a director due to his extensive experience in the pharmaceutical and biotechnology industries, including in leadership and management roles, and his knowledge of our business as Chief Executive Officer.

Dr. William Grossman, Director Nominee

Dr. William Grossman has served as a member of the Board since July 8, 2025. Dr. Grossman currently serves as Co-Founder and Head of Research & Development of Oncko, Inc., a pharmaceutical drug development company, since November 2024. He is also the Founder of Grossman Biotech & Pharma Consulting, LLC, a consulting firm which offers fractional CMO services to biotechnology and venture capital/private equity organizations, since February 2019. Previously, he served as Senior Vice President and Oncology Therapeutic Area Head of Clinical Development at Gilead Sciences, Inc. (Nasdaq: GILD), a biopharmaceutical company, from August 2021 to August 2024. Prior to that, he held Chief Medical Officer roles at Arcus Biosciences from April 2019 to August 2021 and Bellicum Pharmaceuticals, Inc. from February 2018 to April 2019. He has held additional leadership roles at Merck, Baxter, Biothera, AbbVie and Genentech/Roche between 2008 and 2018. He also served at the Children’s Hospital of Wisconsin/Medical College of Wisconsin as Founder and Medical Director of the Clinical Immunodiagnostic and Research Laboratory, Professor for Microbiology and Genetics and Director of the Bone Marrow Transplant Division for the Immunodeficiency Transplant Program from 2004 to 2008. Dr. Grossman served as a member of the board of directors of Day One Biopharmaceuticals, Inc. (Nasdaq: DAWN) from January 2024 until its acquisition in April 2026. Dr. Grossman received his M.D. and Ph.D. in Immunology from Washington University School of Medicine’s Medical Scientist Training Program and completed his medical and post-doctoral training in the Divisions of Pediatrics and Medicine at Washington University School of Medicine. The Board believes Dr. Grossman is qualified to serve as a director due to his medical training and extensive leadership experience in the biotechnology industry.

Michael Heffernan, Director Nominee

Michael Heffernan has served as a member of the Board since July 8, 2025.  Mr. Heffernan is a seasoned biopharmaceutical executive and entrepreneur with over 30 years of experience in the industry. Mr. Heffernan is the Founder of Collegium Pharmaceutical (Nasdaq: COLL), or Collegium, and served as the Chairman and a member of its board of directors until May 2025. Mr. Heffernan served as Interim President and Chief Executive Officer of Collegium from May 2024 until November 2024 and as the President, Chief Executive Officer and a director of Collegium from October 2003 until June 2018. Mr. Heffernan co-founded Avenge Bio, an oncology-focused biotechnology company, where he has served as Chairman since 2019 and served as Chief Executive Officer from January 2022 until May 2024. Mr. Heffernan has built and led multiple companies through numerous financings and successful exits. He has also held leadership positions at Onset Dermatologics, Clinical Studies Ltd., and Eli Lilly and Company. Mr. Heffernan currently serves on the boards of directors of Biohaven Ltd. (NYSE: BHVN) (2020 to present), Trevi Therapeutics (Nasdaq: TRVI) (2017 to present), and Avalo Therapeutics (Nasdaq: AVTX) (2025 to present). Mr. Heffernan previously served on the board of directors of Synlogic, Inc. (Nasdaq: SYBX) from December 2020 to February 2025, and Akebia Therapeutics, Inc. (Nasdaq: AKBA) from December 2018 until June 2022. Mr. Heffernan is a current member of the boards of several privately held companies. He holds a Bachelor of Science in Pharmacy from the University of Connecticut and is a registered pharmacist. The Board believes Mr. Heffernan is qualified to serve as a director due to his extensive experience in building and leading biopharmaceutical companies and driving shareholder value combined with his leadership skills and board experience.

Remaining Members of the Board

Biographical information regarding the remaining members of the Board and their qualifications is set forth below. Unless otherwise indicated, each director has held their principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Gerald Brunk, Director

Gerald Brunk has served as a member of the Board since August 8, 2023 and as a member of the board of enGene Inc. since October 2017. Mr. Brunk is a co-founder and Managing Director at Lumira Ventures, a healthcare venture capital firm. Prior to beginning his venture capital career in 2002, Mr. Brunk was an entrepreneur and co-founder of several venture-capital funded healthcare companies and served as an Engagement Manager in the healthcare practice of The Boston Consulting Group from July 1994 to May 1999. Earlier, Mr. Brunk was a member of the investment banking group of Credit Suisse First Boston in New York from June 1990 to June 1992. Mr. Brunk received an MBA from Stanford University Graduate School of Business and a B.A. from the University of Virginia. The Board believes Mr. Brunk is qualified to serve as a director due to his experience in the biotechnology industry and the venture capital industry.

Dr. Richard M. Glickman, Director

Dr. Richard M. Glickman has served as a member of the Board since April 24, 2023 and chairman of the Board since May 14, 2024.  Prior to that appointment, he served as chair of the board of enGene Inc. since January 2015, and as a member of that board since October 2011. Dr. Glickman was a co-founder of Aurinia Pharma Corp. where he served as its Chairman and CEO until 2019. He was also the founding Chairman of the Board of Essa Pharma Inc., a position he held until October 2025. He is currently a director and Chairman of the compensation committee, and a member of the nominating and corporate governance committee of Eupraxia Pharmaceuticals Inc. (TSX: EPRX; NASDAQ: EPRX), a clinical-stage biotechnology company. Previously, Dr. Glickman was a co-founder of Apsreva Pharmaceuticals where he served as its Chairman and CEO from 2001 to 2006. Dr Glickman is the recipient of numerous awards including the Ernst and Young Entrepreneur of the Year and Canada’s Top 40 under 40. Dr. Glickman holds a B.Sc. in Microbiology and Immunology from McGill University. The Board believes Dr. Glickman is qualified to serve as a director due to his extensive experience in the life science industry, including his broad leadership experience.

Paul Hastings, Director

Paul Hastings has served as a member of the Board since May 15, 2024. He has served as the Chief Executive Officer and a member of the board of directors of Nkarta, Inc. (Nasdaq: NKTX) since February 2018. Prior to that, Mr. Hastings served as President, Chief Executive Officer, and Director of the publicly traded, clinical-stage biopharmaceutical company OncoMed Pharmaceuticals, Inc. from January 2006 until January 2018. In August 2013, he was elected chairman of the board of directors of OncoMed and served in that role until January 2018. Prior to joining OncoMed, Mr. Hastings was President, Chief Executive Officer, and Director of QLT, Inc., a publicly traded biotechnology company dedicated to the development and commercialization of innovative ocular products, from February 2002 to September 2006. From 2000 to 2002, Mr. Hastings served as President, Chief Executive Officer, and Director of Axys Pharmaceuticals, Inc., which was acquired by Celera Corporation in 2001. Mr. Hastings was also previously the President of Chiron Biopharmaceuticals, a division of Chiron Corporation, President and Chief Executive Officer of LXR Biotechnology, and he held a variety of management positions of increasing responsibility at Genzyme Corporation, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics. Mr. Hastings currently serves as the Chair of the board of directors of Specific Biologics, a biopharmaceutical company. Previously he was the chairman of the board of directors of Pacira Biosciences, Inc. (Nasdaq: PCRX), a publicly traded biotechnology company, a member of the board of directors of Relypsa, a publicly traded biotechnology company acquired by Galencia AG, chairman of the board of directors of Proteolix, Inc., a privately held biopharmaceutical company acquired by Onyx Pharmaceuticals, Inc., a member of the board of directors of ViaCell, Inc., a publicly traded biotechnology company sold to Perkin Elmer, and a member of the board of directors of ViaCyte, Inc., a privately held regenerative medicine company acquired by Vertex Pharmaceuticals, Inc. Mr. Hastings has served on the board of directors of the Biotechnology Innovation Organization (“BIO”) for more than two decades, chairing the board from 2021 to 2023 after twice serving as BIO vice chair. Mr. Hastings received a B.Sc. in pharmacy from the University of Rhode Island. The Board believes Mr. Hastings is qualified to serve as a director due to his extensive experience in the pharmaceutical and biotechnology industries, including his leadership and management experience.

Wouter Joustra, Director

Wouter Joustra has served as a member of the Board since May 15, 2024. He is a General Partner at Forbion, a leading European life sciences venture capital firm. At Forbion, Mr. Joustra is responsible for deal origination, general portfolio management and divestment strategies, and focuses on Forbion’s Growth Opportunities Funds, which concentrates on investing in late-stage life sciences companies. Prior to joining Forbion in 2019, Mr. Joustra previously was a Senior Trader, as well as Executive Board member of the Life Sciences franchise at Kempen, a European boutique investment bank. In this role, Mr. Joustra managed Kempen’s trading portfolio, and was involved in deal structuring and equity capital markets transactions, as well as larger block trades. Mr. Joustra also served as a member of the board of directors of Gyroscope Therapeutics until the closing of its acquisition by Novartis in February 2022 for up to $1.5 billion, the board of directors of VectivBio (Nasdaq: VECT) from December 2022 until the closing of its $1.2 billion acquisition by Ironwood Pharmaceuticals in December 2023, the board of directors of Aiolos Bio until the closing of its acquisition by GSK plc in February 2024 for up to $1.4 billion and the board of Forbion European Acquisition Corp. until the completion of the business combination of enGene Holdings Inc. (now enGene Therapeutics Inc.) in October 2023. Currently Mr. Joustra serves on the board of directors of VectorY Therapeutics, Beacon Therapeutics, Navigator Medicines, Verdiva Bio, NewAmsterdam Pharma N.V. (Nasdaq: NAMS) and Vor Biopharma, Inc. (Nasdaq: VOR). Mr. Joustra holds an M.Sc. in Business Administration and a B.Sc. in International Business and Management from the University of Groningen. The Board believes Mr. Joustra is qualified to serve as a director due to his experience in the biotechnology industry and the venture capital industry.

Lota Zoth, Director

Lota Zoth has served as a member of the Board since December 18, 2023. Ms. Zoth is a Certified Public Accountant and has also served as a member of the board of directors and chair of the audit committee of Inovio Pharmaceuticals, Inc. (Nasdaq: INO), a biotechnology company, since January 2019 and August 2018, respectively. Ms. Zoth previously served as a member of the board of directors and chair of the audit committee of 89BIO, Inc. (Nasdaq: ETNB), a clinical-stage biopharmaceutical company, from June 2020 to October 2025 and a member of the board of directors and chair of the audit committee of Lumos Pharma, Inc. (Nasdaq: LUMO) (previously, NewLink Genetics Corporation), a biopharmaceutical company, from November 2012 to December 2024.  Ms. Zoth also served as member of the board of directors and chair of the audit committee of Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company, from November 2016, as chair of the board of directors from September 2019 to January 2022 and as lead director since January 2022, until stepping down from the Zymeworks Inc. board in December 2023. In addition, she previously served as a member of the board of Spark Therapeutics, Inc., a gene therapy platform company, from January 2016 to December 2019, Circassia Pharmaceuticals, plc (LON: CIR), a specialty biopharmaceutical company, from February 2015 to February 2019, Orexigen Therapeutics, Inc., a biopharmaceutical company, from April 2012 to May 2019, Aeras, a non-profit product development organization, from November 2011 to October 2018, Hyperion Therapeutics, Inc., a commercial-stage biopharmaceutical company, from February 2008 to May 2015 and Ikaria, Inc., a commercial stage biopharmaceutical company, from January 2008 to February 2014. Prior to her retirement, Ms. Zoth most recently served as Senior Vice President and Chief Financial Officer of MedImmune, Inc., a biotechnology company, from April 2004 to July 2007 and as Vice President, Controller & Chief Accounting Officer from August 2002 to April 2004. Ms. Zoth received her B.B.A. from Texas Tech University. The Board believes Ms. Zoth is qualified to serve as a director because of her experience as a senior executive and member of the board of other life science companies.

Staggered Board Provisions

Our Articles provide for a staggered board of directors consisting of three groups of directors with directors serving staggered three year terms.

At every annual general meeting and in every unanimous shareholder resolution in lieu thereof, all of the directors whose terms expire cease to hold office immediately before the election or appointment of directors, but are eligible for re-election or re-appointment. The shareholders entitled to vote at the annual general meeting for the election of directors may elect, or in a unanimous resolution appoint, the number of directors required to fill any vacancies created. The directors will hold office for the applicable terms contemplated in the staggered board provisions. Upon the resignation of a director, the remaining directors may fill the casual vacancy resulting from such resignation for the remainder of the unexpired term.

The terms of office for each of our directors are as follows:

•
Philip Astley-Sparke, Ronald H.W. Cooper, Dr. William Grossman and Michael Heffernan have terms expiring on the date of the Meeting, and if reelected at the Meeting will each have a three-year term expiring at the annual general meeting to be held in 2029;

•	Lota Zoth, Wouter Joustra and Paul Hastings have terms expiring at the annual general meeting to be held in 2027; and

•	Gerald Brunk and Richard Glickman have terms expiring at the annual general meeting to be held in 2028.

Replacement or Removal of Directors

Under the BCBCA and the Articles, a director may be removed with or without cause by a special resolution passed by a special majority (being two-thirds) of the votes cast by shareholders present in person or by proxy at a duly convened meeting and who are entitled to vote.

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Under the Articles, the number of directors of enGene must be set at a minimum of three (3). The directors will be authorized to determine the actual number of directors to be elected from time to time.

Advance Notice Policy

Our Articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not later than the close of business on the thirtieth (30th) day prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.

In addition to satisfying the foregoing requirements under the Articles with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting of shareholders in accordance with Exchange Act Rule 14a- 19 must provide notice in accordance with our Advance Notice Policy, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

Cease Trade Orders and Bankruptcies

No proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date hereof, a director or chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting as a director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. For the purposes hereof, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.

No proposed director of the Company is, at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties and Sanctions

No proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Individual Bankruptcies

No proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Certain Relationships and Related Party Transactions

Other than as discussed below and the compensation arrangements discussed under “Executive Compensation,” since November 1, 2024 (i.e. the first date of our last completed fiscal year), there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the CSA.

Director Indemnification

enGene has entered into indemnification agreements with each of its directors and certain of its executive officers, which require enGene to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Canadian law and the BCBCA against liabilities that may arise by reason of their service to enGene or at enGene’s direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policies and Procedures for Related Party Transactions

Pursuant to the Mandate of the Board, the Board has authorized the audit committee to review and approve transactions between the Company and its officers, directors, principal shareholders and affiliates and any other related party, in accordance with the terms of the Company’s Code of Conduct.

Indebtedness of Directors, Executive Officers and Employees

None of our directors, executive officers, employees, former directors, former executive officers or former employees and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.

Interests of Management and Others in Material Transactions

Other than as described above and elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended October 31, 2025 that has materially affected or is reasonably expected to materially affect us or our subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2- APPOINTMENT AND REMUNERATION OF AUDITORS

Our independent registered public accounting firm is KPMG LLP, Montreal, Canada, Auditor Firm ID: 85 (“KPMG”).  The members of our audit committee and our Board believe the continued retention of KPMG as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of KPMG are expected to attend the Meeting and be available to answer appropriate questions from shareholders. They will also have the opportunity to make a statement if they desire to do so.

Principal Independent Accountant Fees and Services

Our independent registered public accounting firm is KPMG LLP, Montreal, Canada, Auditor Firm ID: 85.

The following table presents fees for professional audit services rendered by KPMG LLP for the services described in the table. Fees disclosed below include fees actually billed or expected to be billed for services pertaining to the applicable fiscal year. The amounts were billed in Canadian dollars and translated at an average rate of 1.4013 for fiscal 2025 and 1.3698 for fiscal 2024. The figures below are presented in US dollars.

	2025 (US $)	2024 (US $)
Audit fees (1)	$873,823	$934,000
Audit-related fees (2)	—	—
Tax fees (3)	—	$49,000
All other fees (2)	—	—
Total	$873,823	$983,000

(1) Audit fees consisted of professional services rendered for the audit of our consolidated financial statements, reviews of interim financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2) There were no audit-related or other fees incurred in fiscal 2025 or 2024.

(3) Tax fees consisted of services related to tax compliance, including the preparation of tax returns, tax planning, and advice.

Audit Committee Pre-approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.  In considering whether to pre-approve any non-audit services, our audit committee shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by enGene under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management enGene’s audited financial statements as of and for the year ended October 31, 2025.

The audit committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence.

Based on these reviews and discussions, the audit committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2025, as filed with the SEC on December 22, 2025.

Audit Committee of the Board of Directors
Lota S. Zoth (Chair)
Philip Astley-Sparke
Michael Heffernan

EXECUTIVE OFFICERS

The following table sets forth, as of May 8, 2026, certain information regarding our executive officers who are responsible for overseeing the management of our business.

Name	Age	Position
Executive Officers
Ronald H.W. Cooper	63	Chief Executive Officer, President and Director
Matthew Boyd	52	Chief Regulatory Officer
Jill Buck	52	Chief Development Officer
Dr. Anthony T. Cheung	55	Chief Scientific Officer
Joan Connolly	57	Chief Technology Officer
Ryan Daws	52	Chief Financial Officer
Lee G. Giguere	46	Chief Legal Officer and Corporate Secretary
Dr. Alexander Nichols	41	Chief Strategy and Operations Officer
Amy Pott	49	Chief Global Commercialization Officer
Dr. Hussein Sweiti	40	Chief Medical Officer and Head of Research and Development

The following is biographical information for our executive officers, other than Mr. Cooper, whose biographical information is included above.

Matthew Boyd has served as Chief Regulatory Officer of enGene since July 8, 2025. He previously served as enGene’s Senior Vice President, Regulatory Affairs from September 2024 to July 8, 2025. Prior to enGene, Mr. Boyd was Vice President, Head of Regulatory Affairs and Quality Assurance at Zambon USA Ltd. (“Zambon”) from May 2024 to September 2024.  Prior to Zambon, from January 2020 to July 2023, Mr. Boyd was a Vice President, Regulatory Affairs at Albireo Pharma, Inc. From 2014 to 2020, Mr. Boyd held senior positions in Regulatory and Medical Affairs at Sobi, Inc. Prior to Sobi, Mr. Boyd held senior positions in Commercial and Regulatory at EMD Serono, Inc. from 2009 to 2014. Mr. Boyd holds a B.S. from the Philadelphia College of Pharmacy and an MBA from the Kelley School of Business, Indiana University.

Jill Buck has served as Chief Development Officer of enGene since July 8, 2025. She previously served as enGene’s Senior Vice President, Clinical Development Operations from September 2024 to July 8, 2025. Prior to enGene, Ms. Buck was Head, Clinical Development Operations, Rare Diseases at Ipsen S.A. (“Ipsen”) from March 2023 to September 2024. Before joining Ipsen, Ms. Buck was Vice President of Clinical Operations at Albireo Pharma, Inc. from October 2022 until that company’s acquisition by Ipsen in March 2023. From 2006 to 2021, Ms. Buck held several senior roles in clinical development and operations at Ziopharm Oncology, Inc. and Synageva BioPharma Corp. She holds a B.A. in English and Communications from Boston College.

Dr. Anthony T. Cheung co-founded our Company and has served enGene and enGene Inc. in various capacities since the company’s inception. Dr. Cheung currently serves as Chief Scientific Officer, a role he has held since October 21, 2024, and previously served as Chief Technology Officer of enGene from August 7, 2023 to October 21, 2024, and served in that same capacity for enGene Inc. since July 2018. From February 2013 to July 2018, Dr. Cheung served as the President and Chief Executive Officer of enGene Inc. From May 2011 to February 2013, Dr. Cheung served as Interim Chief Executive Officer. From March 2004 to May 2011, Dr. Cheung served as the Chief Scientific Officer of enGene Inc. From November 1999 to February 2015, Dr. Cheung served as the Corporate Secretary of enGene Inc., and from November 1999 to March 2004, Dr. Cheung served as its President and Chief Executive Officer. Dr. Cheung has co-authored numerous book chapters, review articles and peer-reviewed journals, and is named inventor on numerous patents, in the areas of gene therapy and polymer chemistry. Dr. Cheung holds a B.Sc. from University of British Columbia and a Ph.D. in Physiology from the Tulane University School of Medicine.

Joan Connolly has served as Chief Technology Officer of enGene since October 21, 2024. Previously, Ms. Connolly served as Chief Technology Officer of Albireo Pharma, Inc. from April 2021 to April 2023, where she oversaw drug substance and product development, clinical supply distribution, commercial supply chain and quality. Prior to Albireo, she served as Senior Vice President, Technical Operations at Stemline Therapeutics, Inc. from 2013 to 2021. Prior to Stemline Therapeutics, she held senior roles at ImClone Systems Inc., and Bristol-Myers Squibb. Ms. Connolly holds a B.Sc. in Engineering Chemistry from Queen’s University.

Ryan Daws has served as Chief Financial Officer and Head of Business Development of enGene since November 27, 2023. Mr. Daws joined the Company from Obsidian Therapeutics, Inc., where he was Chief Financial Officer and Head of Business Development from July 2019 to November 2023. Prior to that, from June 2017 to March 2019, he served as a Managing Director in the Healthcare Investment Banking Group at Robert W. Baird & Co. with a focus on life sciences companies. Prior to Baird, Mr. Daws was the Chief Financial Officer and Head of Business Development of Concert Pharmaceuticals, Inc. from January 2014 to June 2017, and a life-science-focused investment banker at Stifel, Nicolaus and Company from September 2010 to June 2013. Mr. Daws has a B.Sc. in Finance and an International MBA, both from the University of South Carolina.

Lee G. Giguere has served as Chief Legal Officer and Corporate Secretary of enGene since January 29, 2024. Prior to joining enGene, Mr. Giguere served as Chief Legal Officer of Obsidian Therapeutics, Inc. from November 2021 to January 2024. From September 2019 to November 2021, Mr. Giguere served as Vice President, General Counsel of Chiasma, Inc. (Nasdaq: CHMA). Prior to Chiasma, Mr. Giguere served as Deputy General Counsel and Assistant Secretary from July 2018 to September 2019 and Associate General Counsel and Assistant Secretary from September 2016 to July 2018 at Karyopharm Therapeutics Inc. (Nasdaq: KPTI). From November 2013 to September 2016, Mr. Giguere served as Senior Securities and Governance Counsel at Boston Scientific Corporation (NYSE: BSX). Mr. Giguere began his professional career in the business law department of Goodwin Procter LLP, where he concentrated his practice on representing public companies in connection with securities law and corporate governance matters and corporate finance transactions. Mr. Giguere holds a J.D. from Northeastern University School of Law and a B.Sc. in Finance from Northeastern University.

Dr. Alexander Nichols has served as Chief Strategy and Operations Officer of enGene since October 21, 2024. He previously served as enGene’s President and Chief Operating Officer from November 1, 2023 to October 21, 2024, and served in that same capacity for enGene Inc. since December 2022. Prior to joining enGene Inc., Dr. Nichols served as President, CEO, and co-founder of Mythic Therapeutics, Inc., a clinical-stage product-platform company developing a pipeline of antibody-drug conjugates (“ADCs”). In this role, Dr. Nichols co-invented the company’s technology platform and lead program, raised more than $130 million across several financing rounds and helped grow the company into an emerging ADC innovator. From November 2014 to September 2016, Dr. Nichols worked as an associate at Flagship Pioneering Inc., where he was part of the co-founding team of Cogen Therapeutics (now Repertoire Immune Medicines). Dr. Nichols holds a B.A. in Biochemistry from Oberlin College and Ph.D. in Biophysics from Harvard University.

Amy Pott has served as Chief Global Commercialization Officer of enGene since May 27, 2025. Ms. Pott joined enGene from Astellas Pharma US, Inc. (“Astellas”), where she served as Senior Vice President, Strategic Brand Marketing, Ophthalmics and Rare Diseases from April 2024 to May 2025 and as Head of Commercial, Gene Therapies from January 2021 to April 2024. Prior to Astellas, she was President, North America from April 2019 to October 2020 at Swedish Orphan Biovitrum AB. Prior to Astellas, she was Global Vice President (“GVP”) US Franchise Head for Internal Medicine and Oncology from October 2017 to March 2019 and GVP, US Commercial Operations, from July 2016 to October 2017 at Shire Pharmaceuticals LLC (“Shire”). Before joining Shire, Amy was Vice President, Strategy, Planning and Analytics at Baxalta, Inc. She holds a M.S. in European Studies from the London School of Economics and a B.A. in History from the University of Bristol.

Dr. Hussein Sweiti has served as Chief Medical Officer of enGene since September 29, 2025 and also as Head of Research and Development since February 6, 2026.  Prior to joining enGene, Dr. Sweiti served as Global Medical Head, Oncology Clinical Development at Johnson & Johnson since August 2024, where he led end-to-end clinical strategy and execution for the company’s bladder cancer portfolio and was closely involved in U.S. FDA interactions that culminated in an FDA approval for NMIBC in 2025. Prior to this role, Dr. Sweiti held several positions of increasing responsibility at Johnson & Johnson, including Executive Medical Director – Oncology Clinical Research & Development from 2022 to 2024, Medical Director – Oncology Clinical Research & Development from 2019 to 2022, and Country Medical Manager – Oncology Medical Affairs from 2018 to 2019. Before joining Johnson & Johnson, Dr. Sweiti completed a surgical oncology residency and fellowship in Germany from 2010 to 2017. He holds board certification in surgical oncology, ESMO certification in medical oncology and is the author or co-author of over 70 peer-reviewed publications. Dr. Sweiti earned his M.D. from the University of Heidelberg and a M.S. in Public Health from the University of Düsseldorf.

EXECUTIVE COMPENSATION

Executive Compensation Overview

The following discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

The compensation provided to our named executive officers for the fiscal years ended October 31, 2025 and 2024 (“fiscal 2025” and “fiscal 2024,” respectively) is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow this section.

For fiscal 2025, the “named executive officers” and their positions were as follows:

•	Ronald H.W. Cooper, our Chief Executive Officer and President;

•	Ryan Daws, our Chief Financial Officer; and

•	Hussein Sweiti, our Chief Medical Officer.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal years ended October 31, 2025 and 2024.
Name and Principal Position(1)	Fiscal Year	Salary ($)(2)	Bonus($)(3)	Option Awards ($)(4)	Nonequity Incentive Plan Compensation(5)	All Other Compensation ($)(6)	Total ($)
Ronald H.W. Cooper	2025	700,000	-	4,544,760	483,000	30,529	5,758,289
Chief Executive Officer and President	2024	196,951	-	7,985,375	246,960	4,526	8,433,812
Ryan Daws	2025	473,000	-	1,497,097	222,640	23,389	2,216,126
Chief Financial Officer
Hussein Sweiti	2025	43,750	212,195	2,894,340	-	1,617	3,151,902
Chief Medical Officer

1.
Mr. Daws and Dr. Sweiti were not named executive officers during fiscal 2024. Mr. Cooper began employment with the Company on July 22, 2024. Dr. Sweiti began employment with the Company on September 29, 2025.

2.
The fiscal 2024 base salary for Mr. Cooper and the fiscal 2025 base salary for Dr. Sweiti represent their prorated base salaries. Mr. Cooper began employment with the Company on July 22, 2024. Dr. Sweiti began employment with the Company on September 29, 2025.

3.
The fiscal 2025 bonus for Dr. Sweiti represents a $150,000 sign-on bonus paid in connection with the commencement of his employment and a $50,000 one-time cash bonus that was payable in February 2026 in lieu of any annual cash incentive compensation for 2025 in accordance with his employment agreement. See “— Employment Arrangements with our Named Executive Officers — Dr. Hussein Sweiti.” In addition, in January 2026, enGene’s compensation committee awarded Dr. Sweiti a discretionary bonus of $12,195 in light of his contributions to the performance of the Company against the pre-established corporate goals during 2025.

4.
The amount reported represents the aggregate grant date fair value of the stock options awarded to Messrs. Cooper and Daws and Dr. Sweiti during fiscal 2025 and to Mr. Cooper during fiscal 2024, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 10 to our consolidated financial statements as of and for the years ended October 31, 2025 and 2024 in the Original Form 10-K. The amount reported in this column reflects the grant date accounting cost for these stock option awards and does not correspond to the actual economic value that may be received by Messrs. Cooper and Daws and Dr. Sweiti upon the vesting of their stock options or any sale of the shares, which depends on the market value of our Common Shares on a date in the future.

5.
The amounts in the “Nonequity incentive plan compensation” column represent annual cash incentive compensation amounts awarded to the named executive officers by enGene’s compensation committee, as detailed in “— Cash Incentive Compensation” below.

6.
For fiscal 2025, “all other compensation” includes the following: (a) 401(k) employer matching contributions in the amounts of $23,473, $18,772 and $1,588 for Mr. Cooper, Mr. Daws and Dr. Sweiti, respectively, (b) life insurance premiums in the amounts of $2,574, $897 and $29 for Mr. Cooper, Mr. Daws and Dr. Sweiti, respectively, and (c) supplemental disability insurance premiums in the amounts of $4,482, $3,720 and $0 for Mr. Cooper, Mr. Daws and Dr. Sweiti, respectively. For fiscal 2024, “all other compensation” for Mr. Cooper includes the following: (a) 401(k) employer matching contributions in the amount of $2,632, (b) life insurance premiums in the amount of $213, and (c) supplemental disability insurance premiums in the amount of $1,681.

Narrative to Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the fiscal year ended October 31, 2025, the annualized base salary for each of Mr. Cooper, Mr. Daws and Dr. Sweiti, was $700,000, $484,000, and $525,000, respectively.

Cash Incentive Compensation

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations. Cash bonuses are earned by our executives based on the achievement of overall company performance criteria over the course of each calendar year (not fiscal year). Accordingly, amounts for each of the Company’s named executive officers in the “Nonequity incentive plan compensation” column for fiscal 2025 and fiscal 2024 were awarded as a result of the achievement of certain performance measures over calendar years 2025 and 2024.  The company performance criteria for calendar years 2025 and 2024 included operational goals in the areas of the clinical development of detalimogene voraplasmid, or detalimogene, the manufacturing of detalimogene, potential indications for detalimogene, preparations for a potential biologics license application submission, financial discipline and building awareness. For 2025, the compensation committee determined that overall corporate performance was achieved based on an assessment of the pre-established corporate goals and determined to grant cash incentive compensation awards to our named executive officers (other than Dr. Sweiti) for 2025 in the amounts of $483,000 and $222,640 to Mr. Cooper and Mr. Daws, respectively. For Dr. Sweiti, his employment agreement provides that in lieu of any annual cash incentive compensation for 2025, he is entitled to a one-time cash bonus of $50,000, to be paid in the second regular payroll cycle in February 2026, subject to his continued employment in good standing through the payment date. See “— Employment Arrangements with our Named Executive Officers — Dr. Hussein Sweiti.” However, as a result of the performance of the company against the pre-established corporate goals during 2025, in January 2026, the compensation committee determined to grant a discretionary bonus award to Dr. Sweiti in the amount of $12,195.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. We have used stock options to compensate our executive officers in the form of initial grants in connection with the executive officer’s appointment to his or her position, which are typically negotiated in connection with their hiring, and generally on an annual basis thereafter. In connection with the hiring of Dr. Sweiti in September 2025, we awarded him a stock option for Common Shares in the amount of 600,000. In connection with our annual compensation process, in January 2025, we awarded stock options for Common Shares in the amounts of 850,000 and 280,000 to Messrs. Cooper and Daws, respectively.  The new hire stock options we grant to executives have a 10-year term and vest over four years, with 25% of the underlying shares vesting on the one-year anniversary of the grant date or employment commencement date, as applicable, and the remainder vesting in equal amounts monthly for three years thereafter, subject to the executive officer’s continued service as an employee of, or other service provider to, the Company through the applicable vesting dates.  The stock options we grant to executives on an annual basis have a 10-year term and vest in equal amounts monthly over four years, subject to the executive officer’s continued service as an employee of, or other service provider to, the Company through the applicable vesting dates.

Employment Arrangements with our Named Executive Officers

Ronald H.W. Cooper

On July 22, 2024, in connection with Mr. Cooper’s appointment as Chief Executive Officer, enGene USA, Inc., an indirect, wholly-owned subsidiary of the Company (“enGene USA”), Mr. Cooper entered into an employment agreement, which we subsequently amended on October 2, 2025 (as amended, the “Cooper Employment Agreement”). The Cooper Employment Agreement has no fixed term and is terminable at will. Mr. Cooper is entitled under the Cooper Employment Agreement to an annual base salary of $700,000, an annual 60% bonus opportunity, and to participate in enGene USA’s employee benefit plans. In addition, the Cooper Employment Agreement provided for the grant to Mr. Cooper of an inducement equity award consisting of a non-qualified stock option to purchase 1,250,000 Common Shares. The Company granted the stock option to Mr. Cooper on July 22, 2024 at an exercise price per share of $8.81. The agreement to grant the stock option was an inducement material to Mr. Cooper’s entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). While the stock option was granted outside of the Company’s Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan, it has terms and conditions consistent with those set forth under the plan.

Pursuant to the Cooper Employment Agreement, (a) upon the termination of Mr. Cooper’s employment by enGene USA without Cause (as defined in the Cooper Employment Agreement) or by Mr. Cooper for Good Reason (as defined in the Cooper Employment Agreement), Mr. Cooper is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination, and (v) acceleration and vesting of any then unvested equity awards that are subject to performance-based vesting; and (b) upon the termination of Mr. Cooper by enGene USA without Cause or by Mr. Cooper for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Cooper is entitled to receive post-termination severance benefits from enGene USA consisting of (i) eighteen months’ base salary, (ii) an amount equal to 1.5 times his annual bonus opportunity at the target level, (iii) eighteen months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested equity awards, regardless of any restriction with respect to time, performance or other restrictions.

In addition, pursuant to the Cooper Employment Agreement, Mr. Cooper has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter, or eighteen months, if such termination occurs during a change in control period.

As an employee of the Company, Mr. Cooper will not receive any separate compensation for his service on the Board.

Ryan Daws

On December 13, 2023, enGene USA and the Company’s Chief Financial Officer, Ryan Daws, entered into an employment agreement, which was amended and restated on June 10, 2025 (as amended and restated, the “Daws Employment Agreement”). The Daws Employment Agreement has no fixed term and is terminable at will. Mr. Daws is entitled to, under the Daws Employment Agreement, an annual base salary of $484,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans.

Pursuant to the Daws Employment Agreement, (a) upon the termination of Mr. Daws’s employment by enGene USA without Cause (as defined in the Daws Employment Agreement) or by Mr. Daws for Good Reason (as defined in the Daws Employment Agreement), Mr. Daws is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Daws by enGene USA without Cause or by Mr. Daws for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Daws is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Daws Employment Agreement, Mr. Daws has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter.

Dr. Hussein Sweiti

On September 15, 2025, enGene USA and the Company’s Chief Medical Officer, Dr. Hussein Sweiti, entered into an employment agreement, which was amended and restated on May 5, 2026 (as amended and restated, the “Sweiti Employment Agreement”). The Sweiti Employment Agreement has no fixed term and is terminable at will. Dr. Sweiti is entitled to, under the Sweiti Employment Agreement, an annual base salary of $561,750, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans. Dr. Sweiti is also entitled to a cash signing bonus in the amount of $150,000, which was paid in the first regular payroll period following Dr. Sweiti’s commencement of employment. In addition, the Sweiti Employment Agreement provided for the grant to Dr. Sweiti of an inducement equity award consisting of a non-qualified stock option to purchase 600,000 Common Shares. The Company granted the stock option to Dr. Sweiti on September 30, 2025 at an exercise price per share of $6.83. The agreement to grant the stock option was an inducement material to Dr. Sweiti’s entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). While the stock option was granted outside of the Company’s Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan, it has terms and conditions consistent with those set forth under the plan.

Pursuant to the Sweiti Employment Agreement, (a) upon the termination of Dr. Sweiti’s employment (i) by enGene USA without Cause (as defined in the Sweiti Employment Agreement), (ii) by Dr. Sweiti for Good Reason (as defined in the Sweiti Employment Agreement), or (iii) on or after June 1, 2026, by Dr. Sweiti for any reason or no reason upon five business days’ prior written notice to enGene USA, Dr. Sweiti is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Dr. Sweiti by enGene USA without Cause or by Dr. Sweiti for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Dr. Sweiti is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Sweiti Employment Agreement, Dr. Sweiti has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of October 31, 2025.

Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable		Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date
Ronald H.W. Cooper	7/22/2024	390,625	(1)	859,375	8.81	7/22/2034
	1/29/2025	159,375	(2)	690,625	7.39	1/29/2035
Ryan Daws	11/30/2023	111,166	(3)	120,834	7.66	11/30/2033
	1/29/2025	52,500	(2)	227,500	7.39	1/29/2035
Hussein Sweiti	9/30/2025	-	(4)	600,000	6.83	9/30/2035

1.	This option vests at 25% on July 22, 2025 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Mr. Cooper’s continued service.
2.	This option vests in approximately equal amounts monthly for 48 months following the grant date, subject to the executive’s continued service.
3.	This option vests at 25% on November 30, 2024 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Mr. Daws’s continued service.
4.	This option vests at 25% on September 29, 2026 with the remaining portion to vest in approximately equal amounts monthly over the remaining three years, subject to Dr. Hussein’s continued service.

Employee Benefit and Equity Compensation Plans

Summary of the Equity Plans

For the fiscal years ended October 31, 2024 and 2025, executive compensation was under the Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan (the “Incentive Equity Plan”). The following is a summary of the Incentive Equity Plan.

Type of Awards

The Incentive Equity Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (“SARs”), restricted shares, restricted share units and other share-based awards to employees, non-employee directors, and certain consultants and advisors of enGene or its subsidiaries.

Administration

The Incentive Equity Plan is administered by the compensation committee of the Board or another committee appointed by the Board to administer the Incentive Equity Plan (the “Committee”); provided that any grants to members of the Board must be authorized by a majority of the Board (counting all the Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee (if other than the full Board) must consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Shares is at the time primarily traded. The Committee may delegate authority under the Incentive Equity Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, so long as the Chief Executive Officer is also a director on the Board, the Committee may delegate all or part of its authority to the Chief Executive Officer (or if there is none then appointed, the President), as it deems appropriate, with respect to grants to employees or consultants who are not executive officers under Section 16 of the Exchange Act.

Shares Subject to the Incentive Equity Plan

As of April 28, 2026, the number of Common Shares subject to the Incentive Equity Plan was 11,882,624, inclusive of 2,848,129 Common Shares enGene is authorized to issue under the plan, plus 8,761,570 Common Shares that are subject to outstanding grants and outstanding restricted stock units of 272,925 Common Shares. The Incentive Equity Plan contains an evergreen provision, pursuant to which, commencing with the first business day of each calendar year, the aggregate number of Common Shares that may be issued or transferred under the Incentive Equity Plan will be increased by a number of Common Shares equal to the lesser of (x) 5% of the issued and outstanding Common Shares, or (y) such lesser number of shares as may be determined by the Committee.

If any options or SARs granted under the Incentive Equity Plan (including options or SARs granted under the prior enGene Inc. Plans) expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any share awards, share units, or other share-based awards granted under the Incentive Equity Plan (including options or SARs granted under the prior enGene Inc. Plans) are forfeited, terminated, or otherwise not paid in full, the Common Shares subject to such awards will again be available for purposes of the Incentive Equity Plan. If Common Shares are surrendered in payment of the exercise price of an option, the number of Common Shares available for issuance under the Incentive Equity Plan will be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the Incentive Equity Plan, the number of Common Shares available for issuance will be reduced only by the net number of shares actually issued by the Company upon such exercise.

If Common Shares are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of Common Shares under the Incentive Equity Plan, the number of Common Shares available for issuance will be reduced by the net number of shares issued, vested, or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in Common Shares, any Common Shares subject to such awards will also be available for future awards. If the Company repurchases its Common Shares on the open market with the proceeds from the exercise price the Company receives from options, the repurchased shares will not be available for issuance under the Incentive Equity Plan.

Individual Limits for Non-Employee Directors

The maximum aggregate grant date value of Common Shares granted to any non-employee director in any one calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $500,000 in total value; provided, however, that with respect to the year during which a non-employee director is first appointed or elected to the Board, the maximum aggregate grant date value of Common Shares granted to such non-employee director, taken together with any cash fees earned by such non-employee director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period.

Adjustments

In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting Common Shares, the Committee will make adjustments as it deems appropriate in: the maximum number of Common Shares reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the Incentive Equity Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate.

Eligibility and Vesting

All of the employees and non-employee directors of enGene are eligible to receive grants under the Incentive Equity Plan. In addition, consultants who perform certain services for enGene may receive grants under the Incentive Equity Plan. The Committee will (i) select the employees, non-employee directors, and consultants to receive grants and (ii) determine the number of Common Shares subject to a particular grant and the vesting and exercisability terms of awards granted under the Incentive Equity Plan.

Options

Under the Incentive Equity Plan, the Committee will determine the exercise price of the options granted and may grant options to purchase Common Shares in such amounts as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to employees. Anyone eligible to participate in the Incentive Equity Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the Incentive Equity Plan cannot be less than the fair market value of a Common Share on the date the option is granted. If an incentive stock option is granted to a 10% shareholder of the total combined voting power of all classes of enGene securities, the exercise price cannot be less than 110% of the fair market value of a Common Share on the date the option is granted.

The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the Committee, the exercise price may be paid: by the surrender of Common Shares with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board;  solely with respect to non-qualified stock options, by Common Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

The term of an option cannot exceed 10 years from the date of grant, except that if an incentive stock option is granted to a 10% shareholder of the total combined voting power of all class of enGene securities, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under the enGene Insider Trading Policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.

Share Awards

Under the Incentive Equity Plan, the Committee may grant share awards. A share award is an award of Common Shares that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the share award, a participant will have all of the rights of a shareholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to share awards that vest based on performance shall vest if and to the extent that the underlying share award vests, as determined by the Committee. All unvested share awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Share Units

Under the Incentive Equity Plan, the Committee may grant share units to anyone eligible to participate in the Incentive Equity Plan. Share units represent hypothetical Common Shares. Share units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, Common Shares, or a combination thereof, as determined by the Committee. All unvested share units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

Under the Incentive Equity Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a Common Share as of the date of grant.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Common Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Common Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying Common Shares over the base amount of the SAR. The appreciation of a SAR will be paid in Common Shares, cash, or both.

The term of a SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under our Insider Trading Policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Other Share-Based Awards

Under the Incentive Equity Plan, the Committee may grant other types of awards that are based on, or measured by, Common Shares, and granted to anyone eligible to participate in the Incentive Equity Plan. The Committee will determine the terms and conditions of such awards. Other share-based awards may be payable in cash, Common Shares or a combination of the two, as determined by the Committee.

Dividend Equivalents

Under the Incentive Equity Plan, the Committee may grant dividend equivalents in connection with grants of share units or other share-based awards made under the Incentive Equity Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash or Common Shares. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to share units or other share-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying share units or other share-based awards vest and are paid as determined by the Committee.

Change of Control

If the Company experiences a change of control where the Company is not the surviving company (or survives only as a subsidiary of another company), unless the Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms, by the surviving company (or a parent or subsidiary of the surviving company).

If there is a change of control and all outstanding grants are not assumed, or replaced with grants that have comparable terms, by the surviving company, the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding share awards, share units, and dividend equivalents immediately lapse;

•	pay participants, in an amount and form determined by the Committee, in settlement of outstanding share units or dividend equivalents;

•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or Common Shares, equal to the difference between the exercise price and the fair market value of the underlying Common Shares; provided, however, if the per share fair market value of Common Shares does not exceed the per share stock option exercise price or SARs base amount, as applicable, enGene will not be required to make any payment to the participant upon surrender of the stock option or SAR and shall have the right to cancel any such option or SAR for no consideration; or

•	after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change of control under the Incentive Equity Plan occurs if:

•	a person, entity or affiliated group, with certain exceptions, acquires more than 50% of the then-outstanding voting securities;

•
the Company merges into, or consummates an amalgamation or arrangement with, another entity unless the holders of voting shares immediately prior to such transaction have at least 50% of the combined voting power of the securities in the combined entity or its parent;

•
the Company merges into, or consummates an amalgamation or arrangement with, another entity and the members of the Board prior to such transaction would not constitute a majority of the board of the combined entity or its parent;

•	the Company sells or disposes of all or substantially all of the assets of the Company;

•	the Company consummates a complete liquidation or dissolution; or

•	a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of Common Shares that would otherwise be due to the participant in connection with a grant under the Incentive Equity Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding

All grants under the Incentive Equity Plan are subject to applicable U.S. federal (including taxes under FICA), state, and local, foreign or other tax withholding requirements. The Company may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or the Company may deduct from other wages and compensation paid by the Company the amount of any withholding taxes due with respect to such grant.

The Committee may permit or require that tax withholding obligation with respect to grants paid in Common Shares be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state, and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options for no consideration to a permitted assign in compliance with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the Incentive Equity Plan at any time, except that the Company’s shareholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with shareholder approval, the Incentive Equity Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Incentive Equity Plan.

Shareholder Approval

Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger, an amalgamation, a consolidation, and a spin-off, shareholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a Common Share, in exchange for cash or other securities, each as applicable.

Clawback

All grants under the Incentive Equity Plan (including any proceeds, gains or other economic benefit actually or constructively received upon receipt of any grant or receipt or resale of any Common Shares underlying the grant) will be subject to any applicable policies implemented by the Board, which may be adopted in the future and be amended from time to time, including any clawback or recoupment policies and share trading policies. Additionally, on November 22, 2023, the Board adopted a Clawback Policy consistent with Nasdaq Listing Rule 5608, which requires the Company to recoup incentive-based compensation from current and former executive officers in the event of an accounting restatement, subject to certain exceptions as provided by the Listing Rule.

Performance Measures

Under the Incentive Equity Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of Common Shares subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. One or more of the following business criteria for the Company may be used by the Committee in establishing performance measures under the Incentive Equity Plan: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for share-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; share price; return on equity or average shareholder equity; total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in shareholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the enGene’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

Retirement Plans

We maintain a US tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a US tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We contribute 3% of an individual’s eligible compensation to the 401(k) Plan irrespective of employee contribution.

We maintain a Canadian tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a Canadian tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We contribute 1.5% to the Registered Retirement Savings Plan (RRSP) irrespective of employee contribution.

Director Compensation

We compensate non-employee members of our Board for their service using a combination of cash and equity compensation. Directors who are also employees do not receive any compensation for service on the Board in addition to compensation payable for their service as our employees. The non-employee members of our Board are also reimbursed for travel, lodging, and other reasonable expenses incurred in attending Board or committee meetings. See the “Summary Compensation Table” above for a discussion of our Chief Executive Officer’s compensation and awards granted in the fiscal year ended October 31, 2025.

During the fiscal year ended October 31, 2025, we compensated our non-employee directors pursuant to the non-employee compensation policy established by our Board, upon the recommendation of our compensation committee:

Compensation Type	Amount
Annual Cash Fee
Board of Directors
Independent Chairman or Lead Independent Director	$75,000
All non-employee directors	$40,000
Audit Committee
Chair	$20,000
Non-chair members	$10,000
Compensation Committee
Chair	$18,000
Non-chair members	$9,000
Nominating and Corporate Governance Committee
Chair	$10,000
Non-chair members	$5,000
Research and Development Committee
Chair	$18,000
Non-chair members	$9,000
Initial Stock Option Award(1)	45,000 shares
Annual Stock Option Award(2)	22,500 shares

1.
This one-time option award is granted following the initial election or appointment of a new director to our Board. The option vests with respect to one-third of the shares on each of the first, second and third anniversaries of the grant date, subject to the director’s continued service. Equity awards to our non-employee directors are subject to the individual limits set forth in the Incentive Equity Plan. See “Employee Benefit and Equity Compensation Plans – Summary of the Equity Plans – Individual Limits for Non-Employee Directors” for more information.

2.
This option award is granted after each annual meeting of our shareholders, provided that the non-employee director has served on the Board for at least four months preceding the date of the applicable annual meeting, and vests in full on the first anniversary of the grant date, subject to the director’s continued service. Equity awards to our non-employee directors are subject to the individual limits set forth in the Incentive Equity Plan. See “Employee Benefit and Equity Compensation Plans – Summary of the Equity Plans – Individual Limits for Non-Employee Directors” for more information.

The stock options granted to our non-employee directors for service on our Board or its committees have an exercise price equal to the fair market value of the Common Shares on the date of grant, expire ten years after the date of grant, and are subject to the director’s continued service on our Board.

The following table sets forth information concerning the compensation for our non-employee directors during the fiscal year ended October 31, 2025.

Name(1)	Fees earned or paid in cash(2)	Option Awards(3)	Total
Philip Astley-Sparke(4)	$13,723	$122,233	$135,956
Jasper Bos(5)	$30,783	$52,772	$83,555
Gerald Brunk(6)	$68,879	$52,722	$121,601
Dr. Richard Glickman(7)	$95,879	$52,772	$148,651
Dr. William Grossman(8)	$15,989	$122,233	$138,222
Paul Hastings(9)	$54,000	$52,772	$106,772
Michael Heffernan(10)	$14,041	$122,233	$136,274
Wouter Joustra(11)	$49,000	$52,772	$101,772
Lota Zoth(12)	$65,000	$52,772	$117,772

1.
Mr. Cooper served as a director during the fiscal year ended October 31, 2025 concurrently with his service as the Company’s Chief Executive Officer and President, but did not receive any separate compensation for his services as a director and, consequently, is not included in this table. The compensation paid to Mr. Cooper during the fiscal year ended October 31, 2025 is presented in the “Summary Compensation Table” above.

2.	Amounts represent cash compensation for services rendered by each member of our Board for their services on our Board or a committee thereof.
3.
The amounts reported in the “Option awards” columns above represent the aggregate grant date fair value of the stock options granted during the fiscal year ended October 31, 2025 as computed in accordance with FASB ASC Topic 718, not including any estimates of forfeitures related to service-based vesting conditions. See Note 10 of “Notes to Consolidated Financial Statements” in the Original Form 10-K for a discussion of assumptions made by the Company in determining the aggregate grant date fair value of our option awards. Messrs. Bos, Brunk, Hastings and Joustra, Dr. Glickman and Ms. Zoth were each awarded an annual stock option to purchase 22,500 Common Shares on June 16, 2025. Messrs. Astley-Sparke and Heffernan and Dr. Grossman were each awarded an initial stock option to purchase 45,000 Common Shares on July 8, 2025.  Upon Mr. Bos’s departure from the Board on July 7, 2025, his option award was forfeited.

4.	As of October 31, 2025, Mr. Astley-Sparke held options to purchase 45,000 of our Common Shares of which none were vested on such date.
5.	Jasper Bos served as a director until July 7, 2025. As of October 31, 2025, Mr. Bos held no options to purchase our Common Shares.
6.	As of October 31, 2025, Mr. Brunk held options to purchase 42,500 of our Common Shares of which 20,000 were vested on such date.
7.	As of October 31, 2025, Dr. Glickman held options to purchase 108,261 of our Common Shares of which 85,761 were vested on such date.
8.	As of October 31, 2025, Dr. Grossman held options to purchase 45,000 of our Common Shares of which none were vested on such date.
9.	As of October 31, 2025, Mr. Hastings held options to purchase 62,500 of our Common Shares of which 13,333 were vested on such date.
10.	As of October 31, 2025, Mr. Heffernan held options to purchase 45,000 of our Common Shares of which none were vested on such date.
11.	As of October 31, 2025, Mr. Joustra held options to purchase 62,500 of our Common Shares of which 13,333 were vested on such date.
12.	As of October 31, 2025, Ms. Zoth held options to purchase 82,500 of our Common Shares of which 33,333 were vested on such date.

Policies and Practices Related to the Grant of Certain Equity Awards

Our Board has adopted guidelines for granting equity-based awards in order to provide a clear and consistent framework for various types of equity awards, including incentive stock options, stock appreciation rights, and share awards. These awards may be granted either under the Incentive Equity Plan or as inducement grants outside of the Incentive Equity Plan. The guidelines are designed to ensure that all equity awards comply with relevant laws and regulations, stock exchange requirements, the Company’s governance policies, and the terms outlined in the Incentive Equity Plan. The guidelines provide for the grant of equity awards in connection with the Company’s annual compensation process, annual grants to directors, in connection with new hires and for promotions, retention or purposes other than annual or new hire grants, and further provide that all such grants may only occur at a time when the Company is not in possession of material nonpublic information.

During the fiscal year ended October 31, 2025, no named executive officer received a grant of stock options during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (excluding disclosure of any material new option award grant under Item 5.02(e) of Form 8-K).  The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth summary information relating to our 2023 Incentive Equity Plan as of October 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)	5,717,948	$6.81	2,933,304
Equity compensation plans not approved by security holders(3)	3,315,350	7.15	—
Total	9,033,298	$6.93	2,933,304

1.
On October 31, 2023, upon completion of the Business Combination, the enGene Holdings Inc. 2023 Incentive Equity Plan became effective, which authorized enGene to issue 2,607,943 Common Shares under the plan, plus 2,706,941 Common Shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans. On May 15, 2024, the Company’s shareholders approved the adoption of the Amended and Restated enGene Holdings Inc. 2023 Incentive Equity Plan, which authorizes enGene to issue 4,554,169 Common Shares under the plan, plus 2,706,941 Common Shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans. On January 2, 2025, 2,548,833 Common Shares were added to the plan under the evergreen provision.

2.
As part of the Business Combination, the 2,706,941 Common Shares subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans were modified to have the exercises price converted from the Canadian Dollar to the United States Dollar, at the exchange rate in effect on the date immediately prior to the close of the Business Combination.

3.
Consists of Common Shares issuable upon exercise of outstanding stock options granted pursuant to the Nasdaq inducement grant exception as a component of employment compensation for employees. The inducement grants were approved by our compensation committee and were made as an inducement material to employees entering into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

DIRECTORS’ APPROVAL

The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.

DATED May 8, 2026.

BY ORDER OF THE BOARD

/s/ Ronald H. W. Cooper
Ronald H. W. Cooper
Chief Executive Officer, President and Director

SCHEDULE A

ENGENE THERAPEUTICS INC. MANDATE OF THE BOARD

Adopted October 31, 2023

This Board Mandate (the “Mandate”) has been adopted by the board of directors (the “Board”) of enGene Therapeutics Inc. (the “Company”).

I.	PURPOSE

The purpose of this Mandate is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

II.	APPLICATION

The Board will be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties. The Board shall have the authority to, at its sole discretion and at the Company’s expense, retain and set the compensation of outside legal or other advisors, as necessary to assist in the performance of its duties and responsibilities.

III.	COMPOSITION AND MEETINGS

The Board shall be comprised of that number of directors as shall be determined from time to time by the Board upon recommendation of the Nominating and Corporate Governance Committee of the Board, in accordance with the Company’s constating documents and any agreements or other arrangements concerning the size of the Board. The Board will be comprised of a majority of “independent” directors within the meaning of the applicable listing standards of Nasdaq and National Instrument 58-101 – Corporate Governance Guidelines adopted by the Canadian Securities Administrators; subject to any allowances permitted during the phase-in compliance periods under the Nasdaq Rule 5615(b)(1).

At the appropriate time, and from time to time, the Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in Section V. The Chair should be an independent director. Where this is not appropriate, an independent director will be appointed to act as “Lead Director”.

The Board may delegate certain matters it is responsible for to the committees of the Board. The Board shall appoint from among its members the members of each committee of the Board, in consultation with the relevant committee of the Board. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

The Board will meet at least quarterly, or more frequently as circumstances dictate. Each director has a responsibility to attend and participate in meetings of the Board. The Board and the Chair may invite any executive, employee or such other person or external advisor as it deems appropriate to attend and participate in any portion of any Board meeting, and may exclude from all or any portion of its meetings any person it deems appropriate in order to carry out its responsibilities. The independent members of the Board will also meet in camera, as required, without the non‐independent directors and members of management before or after each regularly scheduled meeting.

IV.	RESPONSIBILITIES AND DUTIES OF THE BOARD

The Board is responsible for the stewardship of the Company and providing oversight as to the management of the business and affairs of the Company. It is management’s duty to run the Company’s business on a day‐to-day basis. The Board is expected to focus on guidance and strategic oversight, with the goal of increasing long-term shareholder value. In discharging their duties, directors must act honestly and in good faith, with a view to the best interests of the Company. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The responsibilities and duties of the Board shall include the following:

Chief Executive Officer and Officers

•	Appointing the Chief Executive Officer (the “CEO”) and, together with the CEO, developing the roles and responsibilities of the CEO.

•	Delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of the Company.

•	Developing the corporate goals and objectives that the CEO is responsible for meeting and reviewing the performance of the CEO against such corporate goals and objectives.

•	Taking steps to satisfy itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization.

•	Succession planning for the CEO and other key personnel.

•	Approving the compensation of the CEO upon recommendation of the Compensation Committee.

Financial Reporting

•	Approving:

i.	the annual financial statements and related Management’s Discussion and Analysis, and their filing and disclosure; and

ii.	the Company’s annual earnings press releases, including any pro forma or non- GAAP information included therein, and their filing and disclosure.

•	Reviewing and monitoring, with the assistance of the Audit Committee:

i.	the quality and integrity of the Company’s financial statements;

ii.	the external reporting of the Company’s financial and operating performance in compliance with all regulatory and statutory requirements; and

iii.	the appointment and performance of the external auditor.

Financial Reporting Processes, Accounting Policies and Internal Controls

•	Reviewing and monitoring, with the assistance of the Audit Committee:

i.	the adequacy and effectiveness of the Company’s system of internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls; and

ii.	the quality and integrity of the Company’s external financial reporting processes.

Ethical and Legal Compliance and Risk Management

•	Reviewing and approving the Company’s Code of Business Conduct and Ethics.

•	Reviewing and monitoring:

i.	compliance with the Code of Business Conduct and Ethics and other ethical standards adopted by the Company; and

ii.
the Company’s compliance with applicable legal and regulatory requirements, though notwithstanding the foregoing and subject to applicable law, nothing contained in this Mandate is intended to require the Board to ensure the Company’s compliance with applicable laws or regulations.

•
In conjunction with management, identifying the principal risks of the Company’s business and reviewing and monitoring management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks.

Other Responsibilities

•
Adopting a strategic planning process to establish objectives and goals for the Company’s business and reviewing, approving and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals.

•	Reviewing and approving the Company’s financial objectives, plans and actions, including significant capital allocations and expenditures.

•	Reviewing and approving material transactions not in the ordinary course of business.

•
In consultation with management, overseeing and reviewing the Company’s procedures with respect to the Company’s public disclosure, including the Disclosure Policy, to ensure that communications with the public are timely, factual, accurate and broadly disseminated in accordance with all applicable legal and regulatory requirements.

•	Adopting appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

•	In conjunction with the Nominating and Corporate Governance Committee, providing an orientation program for new directors to the Board and continuing education opportunities for all directors.

•	Overseeing the assessment by the Nominating and Corporate Governance Committee, each committee and each director.

•	Developing and overseeing a method for interested parties to communicate directly with the Board.

•	Performing any other activities consistent with this Mandate, the Company’s constating documents, and governing laws that the Board determines are necessary or appropriate.

V.	RESPONSIBILITIES AND DUTIES OF THE CHAIR

The responsibilities and duties of the Chair shall include the following:

•	Providing overall leadership to enhance the effectiveness and performance of the Board, the committees of the Board, and individual directors of the Board.

•	Chair meetings of the Board.

•	Chair the annual general meeting, and any special meetings, of the shareholders.

•
In consultation with the Corporate Secretary, if any, determine the frequency, dates and locations of meetings of the Board and ensure that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

•
In consultation with the CEO, the Chief Financial Officer, the Corporate Secretary, if any, and others as required, review the annual work plan and the meeting agendas so as to bring all required business before the Board.

•	As appropriate, carry out any other or special assignments or any functions as may be requested by the Board or management.

If the Chair is not an independent director then the Lead Director should act as the effective leader of the Board and ensure the Board’s agenda will enable it to successfully carry out its duties.

VI.	LIMITATION ON THE BOARD’S DUTIES

The Board shall discharge its responsibilities, and shall assess the information provided by the Company’s management and any external advisors, including the external auditor, in accordance with its business judgment. Members of the Board are entitled to rely, absent knowledge to the contrary, on the integrity of the persons and organizations from whom they receive information, the accuracy and completeness of the information provided and representations made by management as to any audit or non-audit services provided by the external auditor.

Nothing in this Mandate is intended or may be construed as imposing on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject under applicable law. This Mandate is not intended to change or interpret the constating documents of the Company or any federal, provincial, state or exchange law, regulation or rule to which the Company is subject, and this Mandate should be interpreted in a manner consistent with all such applicable laws, regulations and rules. The Board may, from time to time, permit departures from the terms hereof, either prospectively or retrospectively, and no provision contained herein is intended to give rise to civil liability to shareholders, competitors, employees or other persons, or to any other liability whatsoever.

VII.	REVIEW OF MANDATE

The Nominating and Corporate Governance Committee of the Board will review and reassess the adequacy of this Mandate from time to time and recommend any proposed changes to the Board for approval.

Revised for Corporate Name Change on April 8, 2026

QUESTIONS MAY BE DIRECTED TO BROADRIDGE:

Email: Proxy.request@broadridge.com

North America Proxy Line:
Toll Free: 844-916-0609
International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):
Toll Free: 844-973-0593
International & Direct Dial: 303-562-9306

 PROXY FORM  Annual Meeting  enGene Therapeutics Inc.  WHEN:  Tuesday, June 9, 2026 at 8:30 am EDT  WHERE:  www.virtualshareholdermeeting.com/ENGN2026  CONTROL NO.:➔ PROXY DEPOSIT DATE: June 5, 2026 at 8:30 am EDT  The control number has been assigned to you to identify your shares for voting.  You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares.  INSTRUCTIONS:  This Form of Proxy is solicited by and on behalf of management of the issuer.  You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person:  Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or  Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting.  You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter.  IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING.  This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof.  This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.  If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.  In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf.  If you vote by Internet or telephone, do not mail back this Form of Proxy.  If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.  This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee.  Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular.  If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.  If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct.  STEP 1 REVIEW YOUR VOTING OPTIONS  ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER  BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE  OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS  AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501  LOCATED BELOW.  BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE  PROVIDED.  SCAN TO VIEW  MATERIAL AND  VOTE NOW  REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR  BEFORE VOTING.  V502122020  11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular.  PLEASE SEE OVER

PROXY FORM enGene Therapeutics Inc. MEETING TYPE: Annual Meeting MEETING DATE: Tuesday, June 9, 2026 at 8:30 am EDT RECORD DATE: April 28, 2026 PROXY DEPOSIT DATE: June 7, 2026 at 8:30 am EDT ACCOUNT NO: CUID: CUSIP: 90 CONTROL NO.: ➔ STEP 2 APPOINT A PROXY (OPTIONAL) APPOINTEE(S): Ronald H.W. Cooper, or failing this person, Ryan Daws, or failing this person, Lee Giguere Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com.You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. PLEASE PRINT APPOINTEE NAME INSIDE THE BOX CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY  MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY STEP 3 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) ELECTION OF DIRECTORS: To elect four director nominees to serve as directors to each hold office for a three-year term expiring on the 2029 annual meeting of shareholders 1A Election of Director: Philip Astley-Sparke FOR WITHHOLD 1B Election of Director: Ronald H.W. Cooper FOR WITHHOLD 1C Election of Director: Dr. William Grossman FOR WITHHOLD 1D Election of Director: Michael Heffernan FOR WITHHOLD 02To appoint KPMG LLP as the Company’s auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor FOR WITHHOLD STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED SIGNATURE(S) *INVALID IF NOT SIGNED* M M D D Y Y

ENGENE THERAPEUTICS INC.
(the “Corporation”)

Request for Financial Statements

In accordance with National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive interim (quarterly) financial statements and corresponding management discussion and analysis (“MD&A”) and/or annual financial statements and MD&A for the current financial year. These instructions will remain on file for the current financial year, after which we will ask you again to confirm your instructions for interim and annual financial statements and corresponding MD&A, unless you have sold all your holdings in the Corporation.

If you wish to receive these documents by mail, please return this completed form to:

ENGENE THERAPEUTICS INC.
4868 RUE LEVY, SUITE 220
SAINT-LAURENT, QUEBEC H4R 2P1
CANADA

Rather than receiving financial statements by mail, you may choose to view these documents on the SEDAR+ website at www.sedarplus.ca

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

SHAREHOLDER REGISTRATION (PLEASE PRINT CLEAR IN BLOCK LETTERS)

STREET ADDRESS

CITY	PROV/STATE	POSTAL/ZIP CODE

COUNTRY (IF NOT CANADA OR USA)	EMAIL

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK THE BOX AND PROVIDE YOUR FORMER ADDRESS BELOW

PLEASE SEND ME THE FOLLOWING:
Annual Financial Statements with MD&A
Interim Financial Statements with MD&A

SIGNED:	DATE:
(Signature of Shareholder)